SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.)

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NII HOLDINGS, INC.

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NII Holdings, Inc.

10700 Parkridge Boulevard, Suite 600
Reston, VA 20191
www.nii.com

March [29], 2004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

APRIL 28, 2004

       We will hold the Annual Meeting of stockholders of NII Holdings, Inc. on April 28, 2004 at 10:00 a.m. local time at The Hyatt Regency Reston, 1800 Presidents Street, Reston, Virginia 20190 (703-709-1234).

      The purpose of the Annual Meeting is to consider and take action on the following:

      1. Election of three directors, Steven P. Dussek and Steven M. Shindler by the holders of common stock and Charles F. Wright pursuant to the rights of the Special Director Preferred Stock, each for a three-year term ending 2007;

      2. Approval of an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 300,000,000;

      3. Approval of the 2004 Incentive Compensation Plan; and

      4. Any other business that properly comes before the Annual Meeting.

      Stockholders of record as of March 25, 2004 can vote at the Annual Meeting. This proxy statement, the accompanying proxy card and the 2003 Annual Report to Stockholders are being mailed or otherwise distributed to you on or about March [29], 2004. Please vote before the Annual Meeting in one of the following ways:

      1. Use the toll-free number shown on your proxy card;

      2. Visit the website shown on your proxy card to vote via the Internet; or

      3. Complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

      Your vote is very important. Please vote before the meeting using one of the methods above to ensure that your vote will be counted. Your proxy may be revoked at any time before the vote at the Annual Meeting by following the procedures outlined in the accompanying proxy statement.

By Order of the Board of Directors,

Steven M. Shindler
Chief Executive Officer and
Chairman of the Board of Directors

GENERAL INFORMATION ABOUT PROXIES AND VOTING

Solicitation, Use and Revocation of Proxies

      Our Board of Directors solicits the accompanying proxy for use at the Annual Meeting. Giving your proxy means that you authorize the persons indicated on the proxy card to vote your shares at the Annual Meeting in the manner you direct. If you sign, date and return the enclosed proxy card but do not specify how to vote, your shares will be voted (1) for the election of the nominees designated below to serve for three-year terms ending 2007, (2) for approval of an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock that we would have the authority to issue from 100 million to 300 million, (3) for approval of the proposed 2004 Incentive Compensation Plan, and (4) at the discretion of the persons indicated on the proxy card, on all other matters that may properly come before the Annual Meeting. You may revoke your proxy at any time before it is voted at the Annual Meeting by:

1. voting over the telephone or Internet if eligible to do so — your latest dated vote before the Annual Meeting will be the vote counted;

2. delivering to our Corporate Secretary a signed notice of revocation or a new proxy card with a later date; or

3. voting in person at the Annual Meeting.

      The cost of soliciting proxies for the Annual Meeting will be borne by us. We have hired Georgeson Shareholder Communications, Inc. to help us send out the proxy materials and solicit proxies on behalf of the Board of Directors. Georgeson’s fee for this service is $6,500 plus expenses. In addition, certain of our officers and regular employees, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. We may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of common stock.

      Stockholders whose shares are registered in the name of a bank or brokerage firm may be eligible to vote through the Internet or by telephone. The enclosed proxy card provides instructions for eligible stockholders. Stockholders not wishing to vote through the Internet or by telephone, or who own shares through a broker and their proxy card does not mention information about Internet or telephone voting, should complete the enclosed paper proxy card and return it in the enclosed postage-paid envelope. Signing and returning the proxy card or submitting the proxy via the Internet or by telephone does not affect your right to revoke your proxy or to vote in person at the Annual Meeting.

      Your attendance at the Annual Meeting by itself does not constitute revocation of your proxy. Before the Annual Meeting, any written notice of revocation should be sent to NII Holdings, Inc., 10700 Parkridge Boulevard, Suite 600, Reston, Virginia 20191, Attention: Corporate Secretary. Any notice of revocation that is delivered at the Annual Meeting should be hand delivered to our Corporate Secretary before a vote is taken. You may be asked to present documents for the purpose of establishing your identity as a NII Holdings stockholder.

Record Date, Voting Rights and Outstanding Shares

      Our Board of Directors has established the close of business on March 25, 2004 as the record date for determining stockholders entitled to receive notice of and to vote on proposals at the Annual Meeting or any adjournment or postponement of the Annual Meeting. Only holders of record of our common stock on the record date are entitled to vote at the Annual Meeting. Holders of common stock on the record date are entitled to one vote per share on each matter voted upon at the Annual Meeting. As of the record date, there were                      shares of common stock outstanding.

Quorum, Voting Requirements and Effect of Abstentions and Broker Non-Votes

      A quorum is necessary for the transaction of business at the Annual Meeting. A quorum exists when holders of a majority of the total number of issued and outstanding shares of common stock that are entitled to vote at the Annual Meeting are present in person or by proxy. At the Annual Meeting, inspectors of election will determine the presence of a quorum and tabulate the results of the voting by stockholders. The inspectors will treat valid proxies marked “abstain” or proxies required to be treated as broker “non-votes” as present for purposes of determining whether there is a quorum at the Annual Meeting. A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner of the shares. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions are not allowed to vote client proxies on Proposal III relating to approval of the 2004 Incentive Compensation Plan. Such broker “non-votes” will be disregarded for purposes of the vote on Proposal III, and thus will not affect the outcome. Brokers are, however, allowed to vote client proxies on other matters. Abstentions with respect to any matter will have the same effect as a vote against that proposal.

      A plurality of the votes cast by the holders of the common stock is required for the election of directors. This means that the two nominees for director to be chosen by the holders of the common stock who receive the greatest number of votes cast will be elected. The amendment of the Restated Certificate of Incorporation requires approval by the holders of a majority of the outstanding shares of common stock. All other matters will require the approval of a majority of the votes cast by the holders of the outstanding shares of common stock.

      Management and the Board of Directors are not aware of any matters to be presented for action at the Annual Meeting other than the matters stated in the Notice of Annual Meeting of Stockholders. If any such matter requiring a vote of the stockholders should properly come before the Annual Meeting, unless otherwise instructed, it is the intention of the persons named in the proxy card to vote such proxy in accordance with their best judgment.

PROPOSAL I

ELECTION OF DIRECTORS

General

      Our Board of Directors consists of nine members and is divided into three classes, with each class having three directors. The three-year terms of each class are staggered so that the term of one class expires at each Annual Meeting. The Board of Directors has nominated Steven P. Dussek and Steven M. Shindler, each of whom is an incumbent director, for reelection to the board for three-year terms ending 2007. As described below, the holder of our Special Director Preferred Stock, Motorola Credit Corporation, has nominated and intends to elect Charles F. Wright to serve as the third director constituting the class ending in 2007. The holders of outstanding shares of common stock will cast votes only with respect to the board seats held by Mr. Dussek and Mr. Shindler, and Motorola Credit Corporation has the sole right to vote to fill the board seat occupied by Mr. Wright.

      If any nominee is unable to serve as a director, the persons named in the enclosed proxy reserve the right to vote for a lesser number of directors or for a substitute nominee designated by our Board of Directors, to the extent consistent with our Restated Certificate of Incorporation and our Amended and Restated Bylaws. All of the nominees listed above have consented to be nominated and to serve if elected. We do not expect that any nominee will be unable to serve.

Special Director Preferred Stock

      In connection with our emergence from Chapter 11 reorganization in November 2002, we entered into certain arrangements regarding our governance. Among other things, our Restated Certificate of Incorporation authorized one share of preferred stock, which we refer to as our Special Director Preferred Stock. The Special Director Preferred Stock gives the holder, currently Motorola Credit Corporation, the right to nominate, elect, remove and replace a single member of the Board of Directors, which we refer to as the Special Preferred Stock Director; provided that at the time any such action is taken, Motorola Credit Corporation or certain permitted transferees must hold a majority in principal amount of the aggregate indebtedness outstanding under our international equipment financing facility.

      On July 29, 2003, we amended our international equipment financing facility, which now requires us to satisfy in full all amounts outstanding by December 17, 2007. At such time that we satisfy in full all amounts outstanding, or if Motorola Credit Corporation or certain permitted transferees otherwise fail to hold a majority of the principal amount outstanding under our international equipment financing facility, there shall be no Special Preferred Stock Director regardless of the relevant debt position after such time.

      Currently, Charles F. Wright serves on our Board of Directors in accordance with Motorola Credit Corporation’s rights under the Special Director Preferred Stock. He is a member of the class of directors including Messrs. Dussek and Shindler, whose terms conclude at the Annual Meeting. Motorola Credit Corporation has notified us that it has nominated and intends to elect Mr. Wright to serve a successive term as designee director. As a member of the 2007 class, Mr. Wright will serve until the 2007 annual meeting or his resignation or removal.

Directors Standing for Reelection — To Hold Office Until 2007

      Steven P. Dussek, (47), has served as a director on the board of NII Holdings since 1999. From 1999 until 2000, Mr. Dussek was the chief executive officer of NII Holdings. Mr. Dussek was the president and chief operating officer of NII Holdings from March 1999 until September 1999. From 1996 until 2002, Mr. Dussek served in various senior management positions with Nextel Communications, most recently as executive vice president and chief operating officer. From 1995 to 1996, Mr. Dussek served as vice president and general manager of the northeast region for the PCS division of AT&T Wireless Services. From 1993 to 1995, Mr. Dussek served as senior vice president and chief operating officer of Paging Networks, Inc., a paging company.

      Steven M. Shindler, (41), has been a director on the board of NII Holdings since 1997, chief executive officer since 2000 and chairman of the board since 2002. Mr. Shindler also served as executive vice president and chief financial officer of Nextel Communications from 1996 until 2000. From 1987 to 1996, Mr. Shindler was an officer with Toronto Dominion Bank, a bank where he was a managing director in its communications finance group.

      Charles F. Wright, (55), has served as a director on the board of NII Holdings since 2002. He currently serves as senior vice president and general manager of the North America Cellular and PCS Infrastructure Global Telecom Solutions Sector for Motorola, Inc., a global communications company, and has managed Motorola’s iDEN Infrastructure business since its inception in early 1993. In addition, since 2000, Mr. Wright has also managed the North America Cellular and PCS Infrastructure Business for Motorola, Inc.

      Our Board of Directors recommends that the holders of common stock vote “FOR” incumbent directors Steven P. Dussek and Steven M. Shindler.1

Directors Not Standing for Reelection — To Hold Office Until 2006

      Neal P. Goldman, (34), has served as a director on the board of NII Holdings since 2002. Mr. Goldman is currently a director in the High Yield Division of MacKay Shields LLC, an investment advisor registered with the United States Securities and Exchange Commission. He joined MacKay Shields LLC in 2001 from

1	Because Charles F. Wright serves on the Board of Directors pursuant to Motorola Credit Corporation’s rights under the Special Director Preferred Stock, Mr. Wright is not subject to the vote of holders of our common stock. Accordingly, only Motorola Credit Corporation will be voting on Mr. Wright. See “Special Director Preferred Stock” above.

Banc of America Securities where he was a principal in the Special Situations Group from 1999 to 2001. He was previously with Salomon Smith Barney, an investment bank, from 1995 to 1999 where he last served as a vice president on the High Yield Trading Desk.

      Charles M. Herington, (44), has served as a director on the board of NII Holdings since September 2003. He has been the president and chief executive officer of AOL Latin America since 1999. From 1998 until 1999, he served as president of Revlon America Latina. From 1990 through 1997, he held a variety of senior management positions with PepsiCo Restaurants International. He is also a director of Adolph Coors Company and its principal subsidiary, Coors Brewing Company.

      John W. Risner, (44), has served as a director on the board of NII Holdings since 2002. He is currently the treasurer of the National Neuro Fibromatosis Foundation, which he joined in 2002 and a member of the board of directors of UGC Europe, where he serves on the compensation committee. From 1997 to 2002, he served as senior vice president-senior portfolio manager-high yield bonds for SunAmerica Asset Management, a money management firm. Prior to that, Mr. Risner was vice president-senior portfolio manager-high yield and convertible bonds at Value Line Asset Management, a money management firm, where he worked from 1991 to 1997.

Directors Not Standing for Reelection — To Hold Office Until 2005

      Timothy M. Donahue, (55), has served as a director on the board of NII Holdings since November 2002. He was a director of NII Holdings from 1997 until April 2002, and served as chairman of the board from 1999 until 2001. Mr. Donahue has served as chief executive officer and president of Nextel Communications since 1999. He served as chief operating officer of Nextel Communications from 1996 until 1999. From 1986 to 1996, Mr. Donahue held various senior management positions with AT&T Wireless Services, Inc. including regional president for the northeast. Mr. Donahue is also a director of Nextel Communications, Nextel Partners, Inc. and Eastman Kodak Company.

      Carolyn Katz, (42), has served as a director on the board of NII Holdings since 2002. Ms. Katz has been an independent consultant, providing advisory services to communications companies, since 2001. She was a principal at Providence Equity Partners, a $5 billion private equity firm specializing in media and telecommunications, from 2000 to 2001. From 1984 to 2000, Ms. Katz worked for Goldman Sachs, an investment bank, most recently as managing director. Ms. Katz is on the board of directors of American Tower Corporation, a provider of wireless and broadcast communications infrastructure.

      Donald E. Morgan, (35), has served as a director on the board of NII Holdings since 2002. He has been with MacKay Shields LLC since 1997 and has been senior managing director and co-head of the Fixed Income-High Yield Division of that firm since 2001. Prior to joining MacKay Shields, Mr. Morgan was a high yield analyst with Fidelity Management & Research, an affiliate of the mutual fund company, where he worked from 1994 to 1997.

GOVERNANCE OF THE COMPANY

      Our business and affairs are managed under the direction of the Board of Directors in accordance with the Delaware General Corporation Law and our Restated Certificate of Incorporation and Amended and Restated Bylaws. Members of the Board of Directors are kept informed of our business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. The corporate governance practices that we follow are summarized below.

Independence

      The Board of Directors has determined that seven of its nine members are independent as defined by the National Association of Securities Dealers listing standards, including the following: Steven P. Dussek, Timothy M. Donahue, Neal P. Goldman, Charles M. Herington, Carolyn Katz, Donald E. Morgan and John W. Risner.

Code of Ethics

      The Board of Directors has approved a Code of Business Conduct and Ethics for our directors, Chief Executive Officer, Chief Financial Officer, principal financial and accounting officers and employees, and each of our subsidiaries and controlled affiliates. The Code of Business Conduct and Ethics addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading.

Meeting Attendance

Board and Committee Meetings

      During 2003, each member of the Board of Directors attended at least 75% of the aggregate meetings (during the periods for which they served) of the Board of Directors and the committees on which they served. In addition to attending meetings, directors also discharge their responsibilities by attending, in person or telephonically, sessions at which they are briefed about the status of particular matters, by review of our reports to directors, by visits to our facilities, and by correspondence and telephone conferences with our executive officers and others regarding matters of interest and concern to us.

Annual Meeting of Stockholders

      We encourage members of the Board of Directors to attend the Annual Meeting. Because we were not a publicly traded company until November of 2002, this will be the first annual meeting of stockholders that we have held. Thus, there are no records for director attendance for prior Annual Meetings.

Executive Sessions of the Board

      It is the practice of our Board of Directors to have executive sessions where non-employee directors meet on an informal basis at the beginning of each regularly scheduled meeting. During these executive sessions, directors can meet with and question employees of the Company outside the presence of employee directors or management.

Committees of the Board

      The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee, and as of February 26, 2004, the Finance Committee. Membership on the Board of Directors and each standing committee, as of February 26, 2004 were as follows:

Name	Board		Audit		Compensation		Finance

Steven M. Shindler	X	*					X
Steven P. Dussek	X		X
Timothy M. Donahue	X				X	*
Neal P. Goldman	X				X
Charles M. Herington	X				X	(1)
Carolyn Katz	X		X	*			X
Donald E. Morgan	X						X
John W. Risner	X		X				X
Charles F. Wright	X
Total Number of Meetings in 2003	7		10		2		0

*	Chairman

(1) As of February 26, 2004.

Audit Committee

      The Audit Committee assists the Board of Directors in its oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company. The Audit Committee’s role includes discussing with management the Company’s processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Audit Committee is responsible for the appointment, replacement, compensation, and oversight of the independent auditor engaged to prepare or issue audit reports on the financial statements of the Company. The Audit Committee relies on the expertise and knowledge of management, the internal auditors, and the independent auditor in carrying out its oversight responsibilities. The specific responsibilities in carrying out the Audit Committee’s oversight role are delineated in the Audit Committee Charter, which is attached as Annex A to this Proxy Statement.

      The Board of Directors, in its business judgment, has determined that all of the members of the Audit Committee are independent as defined by regulations of the Securities and Exchange Commission and the National Association of Securities Dealers listing standards. The Board of Directors has also determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Steven P. Dussek, Carolyn Katz and John W. Risner each qualifies as an “audit committee financial expert” as defined by regulations of the Securities and Exchange Commission.

      The Audit Committee is authorized to engage or consult from time to time, as appropriate, at our expense, independent legal counsel and other experts and advisors it considers necessary, appropriate or advisable in the discharge of its responsibilities.

Compensation Committee

      The primary responsibilities of the Compensation Committee are to (a) review and recommend to the Board the compensation of the Chief Executive Officer and other officers of the Company, (b) review executive bonus plan allocations, (c) oversee and advise the Board of Directors on the adoption of policies that govern the Company’s compensation programs, (d) oversee the Company’s administration of its equity-based compensation and other benefit plans, and (e) approve grants of stock options and stock awards to officers and employees of the Company under its stock plan. The Compensation Committee’s role includes producing the report on executive compensation required by the rules and regulations of the Securities and Exchange Commission. The Compensation Committee is authorized to engage or consult from time to time, as appropriate, at our expense, consultants, independent legal counsel and other experts and advisors it considers necessary, appropriate or advisable in the discharge of its responsibilities. The specific responsibilities and functions of the Compensation Committee are not set out in a formal charter. All members of our Compensation Committee are independent, as defined in Rule 4200 of the National Association of Securities Dealers’ listing standards.

Nominating Committee

      Our Board of Directors was first appointed on November 12, 2002 pursuant to our plan of reorganization. Since that time, only one director has left the Board of Directors. His replacement, Charles M. Herington, was initially identified using a third-party search firm. An ad hoc committee consisting of a majority of independent directors was created to interview candidates identified by the third-party search firm. After interviewing each candidate, the ad hoc committee recommended Charles M. Herington to the entire Board of Directors, which then approved his appointment. Because this process worked well for us, we may continue using it for future nominations instead of creating a standing nominating committee.

      Regardless of whether we use an ad hoc committee or we create a standing nominating committee, the Board of Directors has adopted a policy for the nomination of directors that establishes guidelines for the evaluation of potential nominees. These guidelines set forth standards by which potential nominees are to be evaluated, including the following:

•	the ability of the prospective nominee to represent the interests of the stockholders of the Company;

•	the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•	the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and

•	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors.

      Stockholders entitled to vote for the election of directors may submit candidates for consideration if we receive written notice, in proper form, for each such recommended nominee. If the notice is not written and in proper form, the nominee will not be considered. To be in proper form, the notice must include (1) each nominee’s written consent to be named as a nominee and to serve, if elected, (2) the name and address of the stockholder making the nomination and evidence of share ownership pursuant to the requirements of Rule 14a-8 of the Securities and Exchange Commission relating to stockholder proposals, and (3) information about the person nominated for election conforming with the Securities and Exchange Commission’s biographical requirements for directors. All stockholder nominations should be sent to:

Mercedes B. Vescovi

Vice President and Corporate Secretary
NII Holdings, Inc.
10700 Parkridge Boulevard, Suite 600
Reston, Virginia 20191

Finance Committee

      The Board of Directors established a standing Finance Committee in February 2004. The members of the Finance Committee previously served on the Company’s ad hoc pricing committee, which was created to approve the specific terms of various financing transactions. The primary responsibilities of the Finance Committee are to consult with and provide guidance to management with respect to the Company’s capital requirements and financing efforts. The Board of Directors may also delegate its power to the Finance Committee to approve the pricing and other terms of various financing transactions.

Communications with the Board of Directors

      Stockholders may communicate directly with the Board of Directors. All communications should be directed to the Company’s Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors, or for non-management directors. If no party is specified, the communication will be forwarded to the entire Board of Directors. Each communication intended for the Board of Directors and received by the Corporate Secretary will be forwarded to the specified party following its clearance through normal security procedures used for regular mail. The communication will not be opened, but rather will be forwarded unopened to the intended recipient. Stockholder communications to the Board of Directors should be sent to:

Mercedes B. Vescovi

Vice President and Corporate Secretary
NII Holdings, Inc.
10700 Parkridge Boulevard, Suite 600
Reston, Virginia 20191

Director Compensation

Base Compensation

      Each non-employee director receives an annual retainer of $30,000 and a fee of $1,000 per board or committee meeting attended, other than telephonic meetings of less than an hour in duration. The Company also reimburses directors for travel expenses incurred in connection with attending board, committee and stockholder meetings and for other related expenses. Directors who are also employees of NII Holdings receive no additional compensation for service as a director.

Option Grants

2003 Non-affiliate Director Option Grants

		Number of Shares
Director	Grant Date	Underlying Options Granted	Exercise Price($)

Charles M. Herington(1)	September 5, 2003	5,000	65.80

(1)	Mr. Herington joined the Board of Directors on September 5, 2003.

EXECUTIVE COMPENSATION

      In the table and discussion below, we summarize the compensation earned during the last three fiscal years by: (1) our chief executive officer during 2003, and (2) each of our four other most highly compensated executive officers who earned more than $100,000 in salary and bonuses for services rendered in all capacities during 2003, collectively referred to as the “named executive officers.”

      The equity awards reflected in the table below include option grants that were granted by us under our 2002 management incentive plan.

      Options that we granted in 2002 to our named executive officers vest over a three-year period, with 30% vesting immediately, 30% vesting on the first anniversary of the grant date, 30% vesting on the second anniversary of the grant date and 10% vesting on the third anniversary of the grant date.

      Unless otherwise indicated, the amounts in the table below reflecting all other compensation are comprised of our contributions to NII Holdings’ section 401(k) plan for 2003 and to Nextel Communications’ section 401(k) plan for 2002 and 2001.

Summary Compensation Table

						Long-Term Compensation
	Annual Compensation
							Securities
				Other Annual		Restricted Stock	Underlying	All Other
Name and Principal Position	Year	Salary($)	Bonus($)	Compensation($)		Awards($)	Options(#)	Compensation($)

Steven M. Shindler	2003	413,500	384,560	—		—	—	8,000
Chief executive officer	2002	358,975	368,000	—		—	300,000	523,982	(1)
	2001	338,428	175,434	—		—	(2)	6,800
Lo van Gemert	2003	350,125	244,215	—		—	—	5,747
President and	2002	335,048	233,699	—		—	225,000	486,162	(1)
chief operating officer	2001	320,619	137,746	—		—	(2)	6,800
Peter A. Foyo	2003	258,438	282,697	459,424	(3)	—	—	7,471
President, Nextel Mexico	2002	243,750	135,000	519,805	(3)	—	140,000	306,563	(1)
	2001	220,833	111,071	358,430	(3)	—	(2)	6,967
Robert J. Gilker	2003	284,281	198,289	—		—	—	8,000
Vice president and	2002	270,217	239,750	—		—	100,000	265,665	(1)
general counsel	2001	258,420	111,024	14,473	(4)	—	(2)	29,248	(5)
Byron R. Siliezar	2003	284,281	198,289	—		—	—	8,000
Vice president and	2002	245,180	189,750	—		—	150,000	234,785	(1)
chief financial officer	2001	232,258	89,805	—		—	(2)	—

(1)	Amounts include payments that we made during 2002 under our key employee retention plan to retain the services of certain of our named executive officers during our reorganization, as follows:

Name	Amount

Steven M. Shindler	$515,982
Lo van Gemert	486,162
Peter A. Foyo	300,000
Robert J. Gilker	261,233
Byron R. Siliezar	234,785

(2)	Messrs. Shindler, van Gemert, Foyo, Gilker and Siliezar received options for 450,000, 300,000, 180,000, 400,000 and 150,000 shares of common stock of our Predecessor Company under our previous equity incentive plan, and these options were canceled in November 2002 pursuant to our Chapter 11 reorganization.

(3)	Each amount includes a housing allowance, a living expenses reimbursement, a foreign services premium, tax gross-ups and the aggregate personal travel costs reimbursed to Mr. Foyo as follows:

	Housing	Cost of Living	Foreign Service	Foreign Taxes	Personal
	and Utilities	Allowance	Premium	Gross-Ups	Travel Costs	Total

2003	$122,574	$44,308	$29,278	$237,098	$26,166	$459,424
2002	169,154	26,935	23,030	286,114	14,572	519,805
2001	104,270	32,762	29,622	180,019	11,757	358,430

(4)	Mr. Gilker’s other annual compensation consists of $14,473 in tax assistance paid to the appropriate taxing authorities on Mr. Gilker’s behalf to compensate him for the additional taxes he incurred because of relocation cost reimbursements.

(5)	Mr. Gilker’s all other compensation includes $26,448 in relocation cost reimbursements paid to him.

Option Grants in Fiscal Year 2003

      There were no options to purchase shares of our common stock granted to named executive officers in 2003.

Aggregated Option Exercises in Year 2003 and Year-End Option Values

      In the table below, we list information on the exercise of options during the year ended December 31, 2003 and the unexercised option values as of December 31, 2003 for each of the named executive officers. The value of the unexercised in-the-money options is based on the closing price of NII Holdings’ common stock as reported by the Nasdaq National Market System on December 31, 2003, which was $74.63 per share, less the aggregate exercise price, times the aggregate number of shares issuable upon exercise of those options.

			Number of
			Securities Underlying		Value of Unexercised
			Unexercised Options		In-the-Money Options
			at Fiscal Year-End(#)		at Fiscal Year-End($)
	Shares Acquired on
Name	Exercise(#)	Value Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Steven M. Shindler	75,000	1,968,450	105,000	120,000	7,573,650	8,655,600
Lo van Gemert	135,000	5,453,347	—	90,000	—	6,491,700
Peter A. Foyo	84,000	4,167,890	—	56,000	—	4,039,280
Robert J. Gilker	40,000	1,600,000	20,000	40,000	1,442,600	2,885,200
Byron R. Siliezar	45,000	1,417,500	45,000	60,000	3,245,850	4,327,800

Equity Compensation Plan Information

General

      The following table sets forth information as of December 31, 2003, with respect to compensation plans under which shares of our common stock are authorized for issuance.

Number of Securities
	To Be Issued Upon	Weighted Average	Number of Securities
	Exercise of	Exercise Price of	Remaining Available For
	Outstanding Options,	Outstanding Options,	Future Issuance Under Equity
Plan Category	Warrants and Rights	Warrants and Rights	Compensation Plans(1)

Equity compensation plans approved by stockholders(2)	—	—	—
Equity compensation plans not approved by stockholders:
2002 Management Incentive Plan(3)	1,207,560	$3.81	53,592

Total	1,207,560	$3.81	53,592

(1)	Amounts exclude any securities to be issued upon exercise of outstanding options, warrants and rights.

(2)	We do not have any equity compensation plans that have been approved by stockholders.

(3)	The 2002 Management Incentive Plan was approved by the bankruptcy court pursuant to the Revised Third Amended Joint Plan of Reorganization.

2002 Management Incentive Plan

      Pursuant to the Revised Third Amended Joint Plan of Reorganization we adopted the 2002 Management Incentive Plan, which we refer to as the MIP, for the benefit of employees and directors of NII Holdings, which became effective on November 12, 2002. The MIP provides equity and equity-related incentives to directors, officers or key employees of, and consultants to, NII Holdings up to a maximum of 2,222,222 shares of common stock subject to adjustments. The MIP is administered by NII Holdings’ Board of Directors. The MIP provides for the issuance of options for the purchase of shares of common stock, as well as grants of shares of common stock where the recipient’s rights may vest upon the fulfillment of specified performance targets or the recipient’s continued employment by NII Holdings for a specified period, or in which the recipient’s rights may be subject to forfeiture upon a termination of employment. The MIP also provides for the issuance to non-affiliate directors, officers or key employees of, and consultants to, NII Holdings of stock appreciation rights whose value is tied to the market value per share, as defined in the MIP, of the common stock, and performance units which entitle the recipients to payments upon the attainment of specified performance goals.

      The MIP provides for the issuance of incentive stock options in compliance with Section 422 of the Internal Revenue Code, as well as “non-qualified” options which do not purport to qualify for treatment under Section 422. All options issued under the MIP vest as determined by the Board of Directors.

Severance Plans

Change of Control Severance Plan

      Each of our named executive officers participates in our change of control severance plan. Under this Company plan, if we terminate an executive officer’s employment without cause (as defined in the plan) within the earlier of eighteen months or death after a change in control (as defined in the plan) of NII Holdings, if or the executive officer terminates his employment during this period for good reason (as defined in the plan), then that executive officer will receive an amount equal to (i) a multiple of either 200% or 250% of that individual’s base salary and that individual’s target bonus for the year, (ii) the individual’s insurance and medical benefits will be continued for eighteen months from termination, (iii) the cost of providing outplacement assistance through an outside management assistance for a period of six months, and (iv) if applicable, a gross-up payment (as defined in the plan). Any amounts payable to the executive officer in the preceding sentence shall be reduced by any cash severance payable pursuant to any other Company severance plan.

Severance Plan

      Each of our named executive officers participates in our severance benefits plan. Under this plan, in the event of a specified involuntary separation of employment that is intended to be permanent, as defined in the plan, each executive officer will receive severance pay equal to nine months annual earnings, as defined in the plan, plus one month of annual earnings for each full or partial year of service to us, up to a maximum of 12 months annual earnings. In addition, these executives would receive a payment equal to any annual bonus payment that is unpaid for the previous fiscal year and an additional payment equal to the prorated portion of the annual bonus payment for the period ending on that executive’s termination.

Compensation Committee Report on Executive Compensation

Compensation Philosophy and Practice

      The Compensation Committee establishes the salary and other compensation of our chairman and chief executive officer and in consultation with our chairman and chief executive officer, the other executive officers named in the Summary Compensation Table (the “named executive officers”). The Committee consists entirely of independent directors who are not officers or employees of the Company.

      Our compensation philosophy is to provide employees with an attractive overall compensation package and the opportunity for outstanding performers to earn competitive compensation over the long-term through a pay-for-performance approach.

      The objectives of the Company’s executive compensation are the following:

•	align executive pay with stockholders’ interest;

•	provide retention and continuity for performing executives;

•	create balance and long-term durability; and

•	unite entire executive management team to a common objective.

      The Compensation Committee considers the following factors, ranked in order of importance, in determining the compensation of our executive officers:

•	our performance, measured by attainment of specific strategic objectives and operating results;

•	the individual performance of each executive officer, including the achievement of identified goals by the executive of his or her functional group;

•	historical cash and equity compensation levels; and

•	comparative industry market data to ensure compensation competitiveness.

Components of Executive Compensation

      The compensation program for executive officers consists of the following components:

      Base Salary: The Company’s compensation policies provide a base salary comparable to industry pay levels. The base salary is reviewed annually based on achievement of individual objectives and comparative industry market levels.

      Annual Cash Bonus Award: Executives have the opportunity to earn an annual bonus up to a predetermined percent of base salary based on achievement of operating company or consolidated performance goals. While the bonus award differs from one executive to another depending on level and which entity is being measured, the measurements are the same and all are incentivized to overachieve the Company’s or their operating company’s annual objectives and targets approved by the Board. The bonus awards are designed to align all management into a common objective.

      Stock-Based Incentives: The Company has one equity based incentive plan in operation, the 2002 Management Incentive Plan, which was adopted in connection with the Company’s emergence from Chapter 11 reorganization in November 2002. In November 2002, options for substantially all shares available for grant were granted by the Company’s Board of Directors. During 2003, only one executive officer received a grant pursuant to this plan, which was made in recognition of his increased duties as President of Mercosur. Such grants and awards were designed to retain such executives, incentivize their performance through compensation that increases with the Company’s long-term performance and align management with stockholders’ interest.

How Executive Pay Levels are Determined

      Most of our executive officers originally commenced employment with Nextel Communications, Inc., formerly the owner of substantially all of our common stock. The salaries of most of our executive officers were originally set by Nextel Communications. We review such salaries annually and grant increases based on information concerning comparable companies, which is internally developed, for the chairman and chief executive officer and such information and the recommendation of the chairman and chief executive officer with respect to other executive officers.

The Compensation for our Chairman and Chief Executive Officer

      Mr. Shindler received a base salary $413,500. Mr. Shindler received a bonus payout of $384,560 for fiscal year 2003 under the Company’s 2003 Bonus Plan. His bonus payout was based on the Company achieving 115% of its annual objectives and targets. Mr. Shindler was incentivized on achievement to those objectives and targets based primarily on the following:

•	consolidated performance of EBITDA;

•	consolidated performance of net subscriber additions; and

•	not exceeding the approved capital budget target.

Tax Deductibility under Section 162(m)

      As noted above, the Company’s compensation policy is primarily based upon the practice of pay-for-performance. Section 162(m) of the Internal Revenue Code imposes a limitation on the deductibility of non-performance based compensation in excess of $1 million paid to named executive officers. The Compensation Committee currently believes that the Company should be able to continue to manage its executive compensation program for named executive officers to preserve the related federal income tax deductions, although individual exceptions may occur.

The Compensation Committee

Timothy M. Donahue, Chairman
Neal P. Goldman

SECURITIES OWNERSHIP

      In the table below, we list, as of January 31, 2004, the amount and percentage of shares of our new common stock that are deemed under the rules of the Securities and Exchange Commission to be beneficially owned by:

•	each person who served as one of our directors as of that date;

•	each of the named executive officers; and

•	all directors and named executive officers as a group.

      In addition, the table below lists each person or group, as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, known by us to be the beneficial owner of more than 5% of our outstanding voting common stock as filed with the Securities and Exchange Commission on Form 13G.

      Unless otherwise indicated below, figures stated in the table below do not include any shares of common stock that may be acquired through the exercise of options.

      The address of each named person or group is 10700 Parkridge Boulevard, Suite 600, Reston, Virginia 20191, unless otherwise specified.

		Amount and
		Nature of		Approximate
		Beneficial		Percent of
Name of Beneficial Owner	Title of Class	Ownership(1)		Class

Timothy M. Donahue(2)	Common Stock	3,000	(3)	*
Steven P. Dussek	Common Stock	3,000	(3)	*
Neal P. Goldman	Common Stock	—		—
Charles M. Herington	Common Stock	1,500	(3)	*
Carolyn Katz	Common Stock	3,000		*
Donald E. Morgan	Common Stock	—		—
John W. Risner	Common Stock	3,000	(4)	*
Charles F. Wright(5)	Common Stock	3,000	(3)	*
Steven M. Shindler	Common Stock	115,030	(6)	*
Peter A. Foyo	Common Stock	—		—
Robert J. Gilker	Common Stock	20,000	(3)	*
Byron R. Siliezar	Common Stock	45,000	(3)	*
Lo van Gemert	Common Stock	6,000		*
All directors and executive officers as a group (20 persons)	Common Stock	263,880		1.1%
Nextel Communications, Inc.(7)	Common Stock	4,118,688		18.2%
2001 Edmund Halley Drive
Reston, Virginia 20191
FMR Corp.(8)	Common Stock	2,204,800		9.5%
82 Devonshire Street
Boston, Massachusetts 02109
LMM, LLC(9)	Common Stock	2,265,100		8.9%
100 Light Street
Baltimore, Maryland 21202
American Century Companies, Inc.(10)	Common Stock	1,536,218		6.0%
4500 Main Street, 9th Floor
Kansas City, Missouri 64111
Motorola Credit Corporation (11)
21440 W. Lake Cook Road	Special Director
Deer Park, Illinois 60010	Preferred Stock	1		100%

*	Less than one percent (1%)
(1)	Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of a security if that person, directly or indirectly, has or shares the power to direct the voting of the security or the power to dispose or direct the disposition of the security. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any securities if that person has the right to acquire beneficial ownership within 60 days of the relevant date. Unless otherwise indicated by footnote, the named individuals have sole voting and investment power with respect to the shares of our stock beneficially owned.
(2)	Amount disclosed for Mr. Donahue does not include 4,118,688 shares of common stock beneficially owned by Nextel Communications.
(3)	Amount represents shares of common stock that may be acquired through the exercise of options.
(4)	Amount includes 1,500 shares of common stock that may be acquired through the exercise of options.

(5)	Mr. Wright’s employer has a policy requiring him to turn over to the employer any benefit obtained from any shares obtained from these options. Mr. Wright disclaims beneficial ownership of these options or any shares acquired upon exercise of these options.

(6)	Amount includes 105,000 shares of common stock that may be acquired through the exercise of options.

(7)	According to a Schedule 13G filed with the Securities and Exchange Commission on February 10, 2004, Nextel Communications, as the sole stockholder of USFCo, may be deemed to be the beneficial owner of all shares beneficially owned by USFCo, which constitute an aggregate of 2,721,851 shares of the Company’s common stock, as well as the 1,396,837 shares Nextel Communications owns directly. As a result, Nextel Communications may be deemed to be the beneficial owner of all of the foregoing shares, constituting an aggregate of 4,118,688 shares of the Company’s common stock. Nextel Communications has shared power to vote or direct the vote of, and shared power to dispose or direct the disposition of, the 2,721,851 shares owned directly by USFCo. In addition, Nextel Communications has sole voting and dispositive power with respect to the 1,396,837 shares it owns directly.

(8)	According to a Schedule 13G filed with the Securities and Exchange Commission on February 17, 2004, FMR Corp. reported that it, through its wholly-owned subsidiaries, has sole power to vote 70,100 shares and to dispose of 2,204,800 shares of the Company’s common stock. Of that amount, Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR Corp., in its role as investment adviser to various investment companies, is the beneficial owner of 2,134,700 shares of the Company’s common stock. Through their control of Fidelity, Edward C. Johnson 3d, Chairman of FMR Corp., and FMR Corp. each have sole power to dispose of, but not to vote, the 2,134,700 shares beneficially owned by Fidelity. Fidelity Management Trust Company (“Fidelity Management”), a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 15,200 shares of the Company’s common stock as a result of its serving as investment manager of certain institutional accounts. Edward C. Johnson 3d and FMR Corp. each has sole dispositive and voting power over the 15,200 shares beneficially owned by Fidelity Management. Members of the Edward C. Johnson 3d family own approximately 49% of the voting power of FMR Corp. and are subject to a voting agreement, which together may make them a controlling group of FMR Corp.

Fidelity International Limited (“Fidelity International”), a former subsidiary of Fidelity, is the beneficial owner of, and has the sole power to vote and dispose of, 54,900 shares of the Company’s common stock. A partnership controlled by Edward C. Johnson 3d and members of his family controls approximately 39.89% of the voting stock of Fidelity International. FMR Corp and Fidelity International do not believe they are required to attribute to each other the beneficial ownership of securities beneficially owned by the other corporation, but have voluntarily reported the ownership on a joint basis.

(9)	According to a Schedule 13G filed with the Securities and Exchange Commission on February 17, 2004, Legg Mason Funds Management, Inc. (“Legg Mason Funds”), Legg Mason Capital Management, Inc. (“Legg Mason Capital”) and LMM, LLC through Legg Mason Opportunity Trust, a portfolio of Legg Mason Investment Trust, Inc. and managed by LMM, LLC, reported, as a group, shared voting and dispositive power over 2,265,100 shares of the Company’s common stock. More specifically, Legg Mason Funds, Legg Mason Capital and LMM, LLC each reported shared voting and dispositive power over, 900,000, 65,100 and 1,300,000 shares of the Company’s common stock, respectively.

(10)	According to a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2004, American Centuries Companies, Inc. reported that, through its wholly-owned subsidiaries American Century Investment Management, Inc., and American Century Mutual Funds, Inc., it had the sole power to vote 1,534,189 shares of the Company’s common stock and the sole power to dispose of 1,536,218 shares of the Company’s common stock.

(11)	See, “Proposal I — Special Director Preferred Stock” above.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and

Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of our equity securities. Reports received by us indicate that Timothy M. Donahue failed to file a Form 3 on a timely basis and that Jose Felipe, Lo van Gemert and Miguel E. Rivera each failed to file on a timely basis one Form 4 with respect to transactions in 2003.

      Based solely upon a review of Forms 3, Forms 4 and Forms 5 furnished to us under Rule 16a-3(e) during 2003, and written representations of our directors and executive officers that no Forms 5 were required to be filed, we believe that, except as specified in the preceding paragraph, all directors, executive officers and beneficial owners of more than 10% of our common stock have filed with the Securities and Exchange Commission on a timely basis all reports required to be filed under Section 16(a) of the Securities Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Nextel Communications, Inc.

      In connection with our emergence from Chapter 11 reorganization on November 12, 2002, Nextel Communications purchased, through a rights offering, $50.9 million new notes of NII Holdings (Cayman) and 5,696,521 shares of the common stock issued, together with 1,422,167 shares of common stock that NII Holdings issued to Nextel Communications in connection with the cancellation of our senior redeemable notes and in satisfaction of claims by Nextel Communications under our 1997 tax sharing agreement. As of December 31, 2003, Nextel Communications owned about 17.9% of our issued and outstanding shares of common stock. The following are descriptions of other significant transactions consummated with Nextel Communications on November 12, 2002 under our confirmed plan of reorganization.

New Spectrum Use and Build-Out Agreement

      On November 12, 2002, we and Nextel Communications entered into a new spectrum use and build-out agreement. Under this agreement, certain of our subsidiaries committed to complete the construction of our network in the Baja region of Mexico, in exchange for proceeds from Nextel Communications of $50.0 million of which $25.0 million was received in each of 2002 and 2003. We recorded the $50.0 million as deferred revenues. We commenced service on our network in Baja Mexico in September 2003. As a result, during 2003 we recognized $0.8 million in revenues related to this arrangement.

Tax Cooperation Agreement with Nextel Communications

      We had a tax sharing agreement with Nextel Communications, dated January 1, 1997, which was in effect through November 11, 2002. On November 12, 2002, we terminated the tax sharing agreement and entered into a tax cooperation agreement with Nextel Communications under which we and Nextel Communications agreed to retain, for 20 years following the effective date of our plan of reorganization, books, records, accounting data and other information related to the preparation and filing of consolidated tax returns filed for Nextel Communications’ consolidated group.

Amended and Restated Overhead Services Agreement with Nextel Communications

      We had an overhead services agreement with Nextel Communications in effect through November 11, 2002. On November 12, 2002, we entered into an amended and restated overhead services agreement, under which Nextel Communications will provide us, for agreed upon service fees, certain (i) information technology services, (ii) payroll and employee benefit services, (iii) procurement services, (iv) engineering and technical services, (v) marketing and sales services, and (vi) accounts payable services. Either we or Nextel Communications can terminate one or more of the other services at any time with 30 days advance notice. Effective January 1, 2003, we no longer use Nextel Communications’ payroll and employee benefit services, procurement services or accounts payable services.

      We periodically reimburse Nextel Communications for costs incurred under the overhead services agreements, which totaled $0.5 million during 2003. We also reimburse Nextel Communications for some vendor payments made on our behalf. As of December 31, 2003, our total liability due to Nextel Communications was $0.1 million, which consisted primarily of reimbursements for vendor payments made on our behalf.

Third Amended and Restated Trademark License Agreement with Nextel Communications

      On November 12, 2002, we entered into a Third Amended and Restated Trademark License Agreement with Nextel Communications, which superseded a previous trademark license agreement. Under the new agreement, Nextel Communications granted to us an exclusive, royalty-free license to use within Latin America, excluding Puerto Rico, certain trademarks, including but not limited to the mark “Nextel.” The license continues indefinitely unless terminated by Nextel Communications upon 60 days notice if we commit any one of several specified defaults and fail to cure the default within a 60 day period. Under a side agreement, until the sooner of November 12, 2007 or the termination of the new agreement, Nextel Communications agreed to not offer iDEN service in Latin America, other than in Puerto Rico, and we agreed to not offer iDEN service in the United States.

Standstill Agreement

      As part of our Revised Third Amended Joint Plan of Reorganization, we, Nextel Communications and certain of our noteholders entered into a Standstill Agreement, pursuant to which Nextel Communications and its affiliates agreed not to purchase (or take any other action to acquire) any of our equity securities, or other securities convertible into our equity securities, that would result in Nextel Communications and its affiliates holding, in the aggregate, more than 49.9% of the equity ownership of us on a fully diluted basis, which we refer to as the “standstill percentage,” without prior approval of a majority of the non-Nextel Communications members of the Board of Directors. We agreed not to take any action that would cause Nextel Communications to hold more than 49.9% of our common equity on a fully diluted basis. If, however, we take action that causes Nextel Communications to hold more than 49.9% of our common equity, Nextel is required to vote all shares in excess of the standstill percentage in the same proportions as votes are cast for such class or series of our voting stock by stockholders other than Nextel Communications and its affiliates.

      During the term of the Standstill Agreement, Nextel Communications and its controlled affiliates have agreed not to nominate to our Board of Directors, nor will they vote in favor of the election to the Board of Directors, any person that is an affiliate of Nextel Communications if the election of such person to the Board of Directors would result in more than two affiliates of Nextel Communications serving as directors. Nextel Communications has also agreed that at any time during the term of the Standstill Agreement that more than two of its affiliates are directors, it will use its reasonable efforts to cause such directors to resign to the extent necessary to reduce the number of directors on our Board of Directors that are affiliates of Nextel Communications to two.

Registration Rights Agreement

      In connection with our emergence from Chapter 11 reorganization in November 2002, we entered into a Registration Rights Agreement with Nextel Communications and certain of our other security holders. Under the terms of the Registration Rights Agreement, we agreed to register with the Securities and Exchange Commission, in the aggregate, 11,461,283 shares of our common stock and $98,219,990 principal amount of our 13% senior secured discount notes due 2009, of which Nextel Communications owned 7,118,688 shares of the common stock and $50,900,000 principal amount of the notes. In accordance with the Registration Rights Agreement and the related registration statement, Nextel Communications sold 3,000,000 shares of common stock in a fully underwritten registered offering in November 2003.

Motorola

      We are a party to agreements with Motorola, Inc. under which Motorola provides us with infrastructure equipment and services, including installation, implementation and training. We and Motorola have also agreed to warranty and maintenance programs and specified indemnity arrangements. We have also agreed to provide Motorola with notice of our determination that Motorola’s technology is no longer suited to our needs at least six months before publicly announcing or entering into a contract to purchase equipment utilizing an alternate technology. In addition, if Motorola manufactures, or elects to manufacture, the equipment utilizing the alternate technology that we elect to deploy, we must give Motorola the opportunity to supply 50% of our infrastructure requirements for the equipment utilizing the alternate technology for three years. These agreements also contain other purchase commitments that, if not met, subject us to payments based on a percentage of the commitment shortfall. We did not meet our $230.0 million purchase commitment for 2001, resulting in the payment of $8.0 million to Motorola during 2001 based on the shortfall of purchases. During 2001, we and Motorola amended the infrastructure purchase agreements to reduce our purchase commitments to $75.0 million for each of 2002 and 2003. We did not meet our $75.0 million purchase commitment for 2002, resulting in the payment of $1.4 million to Motorola during 2002. We met our purchase commitment for 2003 of $75.0 million. As of January 1, 2004, we are no longer subject to a purchase commitment with Motorola.

      In July 2003, we entered into an agreement to substantially reduce our indebtedness under our international equipment facility to Motorola Credit Corporation. Under this agreement, in September 2003, we prepaid, at face value, $100.0 million of the $225.0 million in outstanding principal under this facility to Motorola Credit Corporation using proceeds received from our September 2003 convertible notes offering and common stock offering.

      Subsequent to the $100.0 million prepayment, our Mexican operating company became the sole entity with amounts due under the international equipment facility. The facility is guaranteed by us and certain of our subsidiaries.

      Also in July 2003, we entered into an agreement with Motorola Credit Corporation to retire our indebtedness under our Brazil equipment facility. In connection with this agreement, in September 2003 we paid $86.0 million to Motorola Credit Corporation in consideration of all of the $103.2 million in outstanding principal as well as $5.5 million in accrued and unpaid interest under the Brazil equipment facility using proceeds received from our convertible notes offering and common stock offering.

PERFORMANCE GRAPH

      The following graph compares the cumulative total stockholder return on our common stock from our listing on the Over-the Counter Bulletin Board on November 20, 2002, our move to the Nasdaq National Market on February 28, 2003, through February 20, 2004 with the cumulative total stockholder return of companies comprising the Nasdaq 100 Index and the total stockholder return of the Morgan Stanley Latin America Gr. A Fund, 31% of which consists of the Latin American telecommunications sector. The graph assumes an initial investment of $100 in our common stock, the Nasdaq 100 Index and the Morgan Stanley Latin America Gr. A Fund on November 20, 2002.

PROPOSAL II

AMENDMENT TO CERTIFICATE OF INCORPORATION

      The Board of Directors has approved, and recommends that our stockholders approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock that we would have the authority to issue from 100 million to 300 million shares.

      This change requires stockholder approval and, as a result, we are presenting the amendment to our Restated Certificate of Incorporation, in its entirety, for stockholder approval. The complete text of the Amended and Restated Certificate of Incorporation is attached to this Proxy Statement as Annex B.

Purposes and Effects of the Increase in Number of Authorized Shares of Common Stock

      Of the 100 million shares of common stock currently authorized, as of March 25, 2004,                      shares were issued and outstanding. The additional shares of common stock for which authorization is sought would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding. No holder of common stock has any preemptive rights. We have no plans for the issuance of any shares of common stock at the present time, except in connection with employee benefit plans.

      On February 26, 2004, we announced a three-for-one stock split effected in the form of a stock dividend for stockholders of record as of March 12, 2004. After giving effect to the stock split, on March 25, 2004, we

had                     authorized but unissued shares of common stock, excluding                      shares reserved for issuance upon exercise of outstanding stock options and upon conversion of our convertible notes.

      The Board of Directors believes that an increase in the number of shares of authorized common stock as contemplated by the amendment to our Restated Certificate of Incorporation would benefit us and our stockholders by giving us needed flexibility in our corporate planning and in responding to developments in our business, including possible acquisition transactions, stock splits or stock dividends and other general corporate purposes. Having such authorized shares available for issuance in the future would give us greater flexibility and allow shares of common stock to be issued without the expense and delay of a special stockholders’ meeting.

      Unless otherwise required by applicable law or regulation, the shares of common stock to be authorized in the amendment to our Restated Certificate of Incorporation will be issuable without further stockholder action and on such terms and for such consideration as may be determined by the Board of Directors. However, the Nasdaq National Market, on which our common stock is listed, currently requires stockholder approval as a prerequisite to listing shares in several instances, including acquisition transactions, where the present or potential issuance of shares could result in an increase of 20 percent or more in the number of shares of common stock outstanding.

      The Board of Directors could use the additional shares of common stock to discourage an attempt to change control of us by selling a substantial number of shares of our common stock to persons who have an arrangement with us concerning the voting of such shares or by distributing common stock or rights to receive such stock to the stockholders, even though a change in control might be perceived as desirable by some stockholders. The Board of Directors, however, has no present intention of issuing any shares of common stock or rights to acquire common stock for such purposes, and there are no arrangements with any person for the purchase of shares of common stock in the event of an attempted change of control.

Vote Required

      The amendment to our Restated Certificate of Incorporation must be approved by the affirmative vote of a majority of all votes entitled to be cast by holders of record of our common stock. Abstentions and broker “non-votes” will have the same effect as a vote against the proposal.

      Our Board of Directors recommends a vote “FOR” the proposed amendment to our Restated Certificate of Incorporation.

PROPOSAL III

APPROVAL OF 2004 INCENTIVE COMPENSATION PLAN

      The Board of Directors has approved, and recommends that the Company’s stockholders approve, the NII Holdings, Inc. 2004 Incentive Compensation Plan (the “Incentive Plan”). The Company’s experience with stock options and other stock-based incentives has convinced the Board of Directors of their important role in recruiting and retaining officers, directors and employees with ability and initiative and in encouraging such persons to have a greater financial investment in the Company. The Incentive Plan will succeed the NII Holdings, Inc. 2002 Management Incentive Plan (the “2002 Plan”). If the stockholders approve the Incentive Plan, no further grants will be made under the 2002 Plan.

      The complete text of the Incentive Plan is attached to this Proxy Statement as Annex C. The following general description of the principal features of the Incentive Plan is qualified in its entirety by reference to Annex C.

General Information

      The Incentive Plan authorizes the Compensation Committee of the Board of Directors (the “Committee”) to grant one or more of the following awards to directors, officers, key employees, consultants and advisors to the Company and its subsidiaries who are designated by the Committee:

•	options;

•	stock appreciation rights (“SARs”);

•	stock awards;

•	performance stock awards;

•	incentive awards; and

•	stock units.

      The Committee will administer the Incentive Plan and may delegate all or part of its authority to one or more officers. However, the Compensation Committee may not delegate its responsibility with respect to individuals who are subject to Section 16 of the Exchange Act. As used in this summary, the term “administrator” means the Compensation Committee and any delegate of the Compensation Committee.

      No determination has been made as to which persons eligible to participate in the Incentive Plan (currently                     officers,                     directors and approximately                     other employees) will receive awards under the Incentive Plan, and therefore, the benefits to be allocated to any individual or to various groups of eligible participants are not presently determinable.

      If the stockholders approve the Incentive Plan, the Company will be authorized to issue under the Incentive Plan up to                      shares of common stock plus the number of shares of common stock outstanding under the 2002 Plan. The number of authorized shares will be reduced by 1 share of common stock for each share of common stock issued pursuant to a stock option or SAR. With respect to all other awards, the authorized number of Shares will be reduced by 1 1/2 shares of common stock for each share of common stock issued pursuant to such grants. Awards that are substituted in connection with a corporate transaction, that are made to a new employee outside of the Incentive Plan or that are issued pursuant to elective deferred compensation, do not count against the limit.

      Generally, if an award is terminated, the shares allocated to that award under the Incentive Plan or forfeited under the 2002 Plan may be reallocated to new awards under the Incentive Plan. Shares surrendered pursuant to the exercise of a stock option or other award or in satisfaction of tax withholding requirements under the Incentive Plan or the 2002 Plan may also be reallocated to other awards, as well as shares of common stock that the Company reacquires on the open market using cash proceeds received pursuant to the exercise of a stock option granted under the Incentive Plan and the value of any tax deduction to the Company on the option gain. Any shares of common stock that are reallocated shall increase the authorized number of shares available for issuance by 1 share of common stock if such shares were subject to stock options or SARs and 1 1/2 shares of common stock if such shares were subject to any other awards.

      The Incentive Plan provides that if there is a stock split, stock dividend or other event that affects the Company’s capitalization, appropriate adjustments will be made in the number of shares that may be issued under the Incentive Plan and in the number of shares and price in all outstanding grants and awards made before such event.

      The Incentive Plan also provides that no award may be granted more than 10 years after the date it is approved by the Company’s stockholders. The Incentive Plan also limits the amount of awards for 2004. In 2004, no awards may be made covering shares of common stock in excess of                     .

Grants and Awards under the Incentive Plan

      The principal features of awards under the Incentive Plan are summarized below.

Stock Options

      The Incentive Plan permits the grant of non-qualified stock options. The exercise price for options will not be less than the fair market value of a share of common stock on the date of grant. Other than in connection with a corporate recapitalization, the option price may not be reduced after the date of grant. The period in which an option may be exercised is determined by the Committee on the date of grant, but may not exceed 10 years. Payment of the option exercise price may be in cash, in a cash equivalent acceptable to the administrator, using a cashless exercise with a broker, with shares of common stock or with a combination of cash and shares of common stock. If the agreement provides, payment may be made by the Company by withholding shares of common stock upon exercise to the extent permitted under the applicable laws and regulations. The Incentive Plan provides that a participant may not be granted options in a calendar year for more than 1,000,000 shares of common stock.

Stock Appreciation Rights

      SARs may be granted either independently or in combination with underlying stock options. Each SAR will entitle the holder upon exercise to receive the excess of the fair market value of a share of common stock at the time of exercise over the SAR’s initial value, which cannot be less than the fair market value of a share of common stock on the date of grant of the SAR. Other than in connection with a corporate recapitalization, the initial value of any SAR may not be reduced after the date of grant. At the discretion of the Committee, all or part of the payment in respect of a SAR may be in cash, shares of common stock or a combination thereof. The maximum period in which a SAR may be exercised is 10 years from the date of its grant. No participant may be granted SARs in a calendar year covering more than 1,000,000 shares of common stock. For purposes of this limitation and the individual limitation on the grant of options, a SAR and a related option are treated as a single award.

Stock Awards

      The Company may also grant stock awards that entitle the participant to receive shares of common stock, including common stock that is issued to settle the Company’s obligations under its incentive compensation or deferral plan or any successor plan. A participant’s rights in the stock award will be forfeitable or otherwise restricted for a period of time or subject to conditions set forth in the grant agreement. The restrictions must include a period of restriction for at least 3 years, unless the stock award is granted in connection with the settlement of performance shares, stock awards or an incentive award or in the case of a substituted award. The administrator may, in its discretion, waive the requirements for vesting or transferability for all or part of the stock awards in connection with a participant’s termination of employment or service. The Incentive Plan provides that no participant may be granted stock awards in any calendar year for more than 500,000 shares of common stock.

Performance Shares

      Performance share awards entitle the participant to receive a payment equal to the fair market value of a specified number of shares of our common stock if certain performance objectives or other conditions prescribed by the administrator and set forth in the award agreement are satisfied. The performance period may be shortened and the administrator may adjust the performance objectives for all or part of the performance shares in connection with a participant’s termination of employment if the administrator finds that the circumstances of the particular case justify doing so. To the extent that the performance shares are earned, our payment obligation may be settled in cash, shares of common stock, the grant of stock units, or a combination of the three. The Incentive Plan provides that no participant may be granted more than 500,000 performance shares in a calendar year.

Incentive Awards

      Incentive awards entitle the participant to receive a payment if certain performance objectives or other conditions prescribed by the administrator and set forth in the award agreement are satisfied. The award may only be earned upon the satisfaction of stated performance objectives during a performance period of at least one year but no more than five years. The performance objectives that apply to an incentive award may be based on the performance criteria described below. The restrictions in the award agreement must include a period of restriction for at least three years or the attainment of stated performance objectives. To the extent that incentive awards are earned, our obligation will be settled in cash, shares of common stock, the grant of stock units or a combination of the three. The Incentive Plan provides that no person may be granted incentive awards in any calendar year with a maximum possible payment of more than $2,000,000 (in the case of awards with a performance period of one year). The Incentive Plan also provides that no person may be granted incentive awards in any calendar year with a maximum possible payment of more than $200,000 times the number of months in the performance period (in the case of awards with a performance period greater than one year).

Stock Units

      The Committee may also award stock units, which is an award stated with reference to a number of shares of common stock. The award may entitle the recipient to receive, upon satisfaction of performance objectives or other conditions prescribed by the administrator and set forth in the award agreement, cash, shares of common stock or a combination of both. The performance objectives that apply to a stock unit award may be based on the performance criteria described below. The restrictions in the award agreement must include a period of restriction for at least three years or the attainment of stated performance objectives. The Incentive Plan provides that no participant may be granted more than 500,000 stock units in a calendar year.

Dividend Equivalent Rights

      If provided in the agreement, any option, SAR or stock award may accrue dividend equivalent rights on such dates as dividends or shares of common stock are declared and actually paid to stockholders. The amount of the dividend equivalent rights is based on the number of shares of common stock covered by the option or SAR grant or the stock award. On the exercise of the option or SAR or the vesting of a stock award, our obligation will be settled in cash, shares of common stock or a combination of both.

Performance Criteria

      The performance objectives stated with regard to an award may be based on one or more of the following performance criteria: (a) cash flow and/or free cash flow (before or after dividends), (b) earnings per share as defined by the Company, (c) EBITDA, as defined by the Company, (d) the price of common stock, (e) return on equity, (f) total stockholder return, (g) return on capital (including return on total capital or return on invested capital), (h) return on assets or net assets, (i) market capitalization, (j) total enterprise value (market capitalization plus debt), (k) economic value added, (l) debt leverage (debt to capital), (m) revenue, (n) income (including net income, operating income, pre or after-tax income or income from continuing operations), (o) operating profit or net operating profit, (p) operating margin or profit margin, (q) return on operating revenue, (r) cash from operations, (s) operating ratio, (t) cash flow per share, (u) market share, (v) subscriber growth (on a gross or net basis), (w) churn, (x) capital expenditures, and (y) expense levels. Performance objectives may be established on a Company-wide basis, on the basis of smaller units of the Company or relative to the performance of other companies. Measurement of the performance objectives excludes the impact of certain unusual and non-recurring events on the Company’s financial statements.

Change of Control Provisions

      The Incentive Plan provides that in the event of a “Change of Control” (as defined in the Incentive Plan), unless the award is assumed, replaced or converted to the equivalent award by the continuing entity, all outstanding awards will become fully exercisable and the applicable restrictions on such awards will lapse. Replacement awards will be earned, vested or exercisable if the participant is terminated within 24 months of a change in control under a circumstance that would require severance under the Company’s severance policy or agreement covering such participant.

Federal Income Tax Consequences

      The principal federal tax consequences to participants and to the Company of grants and awards under the Incentive Plan are summarized below.

Stock Options

      Stock options granted under the Incentive Plan are not taxable to an optionee at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the common stock on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the optionee recognizes this income.

Stock Appreciation Rights

      There are no immediate federal income tax consequences to a participant when a SAR is granted. Instead, the participant realizes ordinary income upon exercise of an SAR in an amount equal to the cash and/or the fair market value (on the date of exercise) of the shares of common stock received. The Company will be entitled to deduct the same amount as a business expense at the time.

Stock Awards

      The federal income tax consequences of stock awards depend on the restrictions imposed on the stock. Generally, the fair market value of the stock received will not be includable in the participant’s gross income until such time as the stock is no longer subject to a substantial risk of forfeiture or becomes transferable. The participant may, however, make a tax election to include the value of the stock in gross income in the year of receipt despite such restrictions. Generally, the Company will be entitled to deduct the fair market value of the stock transferred to the participant as a business expense in the year the participant includes the compensation in income.

Performance Share Awards

      A participant generally will not recognize taxable income upon the award of performance share awards. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of common stock for the performance share award. The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of common stock received. The Company generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to performance share awards.

Incentive Awards

      A participant generally will not recognize taxable income upon the award of incentive awards. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of common stock for the incentive awards. The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of common stock received. The Company generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to incentive awards.

Stock Units

      A participant generally will not recognize taxable income upon the award of stock units. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of common stock for the stock unit. The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of common stock received. The Company generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to stock unit.

Dividend Equivalent Rights

      There are no immediate federal income tax consequences to a participant when a dividend equivalent right is granted. Instead, the participant realizes ordinary income when the related SAR or option is exercised or the stock award vests in an amount equal to the cash and/or the fair market value (on the date of exercise) of the shares of common stock received. The Company will be entitled to deduct the same amount as a business expense at the time.

Common Stock/ Cash Payments

      The fair market value of any shares of common stock awarded to a participant and any cash payments a participant receives in connection with other awards under the Incentive Plan or as dividends on restricted stock are taxable as ordinary income in the year received or made available to the participant without substantial limitations or restrictions. Generally, the Company will be entitled to deduct the amount (other than dividends) that the participant includes as income as a business expense in the year the participant recognizes such income.

      Section 162(m) of the Internal Revenue Code places a $1 million annual limit on the deductible compensation of certain executives of publicly traded corporations. The limit, however, does not apply to “qualified performance-based compensation.” The Company believes that grants of options and SARs under the Incentive Plan will qualify for the performance-based compensation exception to the deductibility limit, assuming that the Incentive Plan is approved by the stockholders. Stock awards, performance share awards, incentive awards and stock units will also qualify for this exception to the extent they are subject to the satisfaction of stockholder-approved performance objectives and certain other criteria are satisfied. Stock awards, performance share awards, incentive awards and stock units will also qualify for this exception to the extent they are subject to the satisfaction of stockholder-approved performance objectives and certain other criteria are satisfied.

      State tax consequences may in some cases differ from those described above. Grants and awards under the Incentive Plan may in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

Amendment and Termination

      The Board of Directors may amend or terminate the Incentive Plan at any time, provided that no such amendment will be made without stockholder approval if (i) the amendment would increase the aggregate number of shares of common stock that may be issued under the Incentive Plan (other than as permitted under the Incentive Plan), (ii) the amendment changes the class of individuals eligible to become participant or (iii) such approval is required under any applicable law, rule or regulation.

Vote Required

      The Incentive Plan must be approved by the affirmative vote of a majority of the votes cast by holders of record of the Company’s common stock. Abstentions will be included in determining the number of votes cast, but broker non-votes will not be included.

      Our Board of Directors recommends a vote “FOR” the 2004 Incentive Compensation Plan.

AUDIT INFORMATION

      On May 19, 2003, the Audit Committee of the Board of Directors engaged PricewaterhouseCoopers LLP as our new independent accountants to replace Deloitte & Touche LLP. The Audit Committee decided to solicit proposals from independent accounting firms, including Deloitte & Touche LLP, prior to the commencement of our audit for the fiscal year ending December 31, 2003. After receiving these proposals and considering a variety of factors, the Audit Committee voted to dismiss Deloitte & Touche LLP and engage PricewaterhouseCoopers LLP as our new independent accountants.

      The report of Deloitte & Touche LLP on our consolidated financial statements for the two months ended December 31, 2002 and ten months ended October 31, 2002 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The report of Deloitte & Touche LLP on our consolidated financial statements for the year ended December 31, 2001 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles, but was modified to reflect the existence of certain conditions that raised substantial doubt about our ability to continue as a going concern.

      In connection with its audits for the 2001 and 2002 fiscal years and through May 19, 2003, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their report on our consolidated financial statements for such years.

      During the 2001 and 2002 fiscal years and through May 19, 2003, we had not consulted with PricewaterhouseCoopers LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

      PricewaterhouseCoopers LLP has audited our consolidated financial statements for the fiscal year ended December 31, 2003 and Deloitte & Touche LLP audited our consolidated financial statements for the fiscal year ended December 31, 2002. The following information is furnished with respect to fees billed and expected to be billed for professional services rendered to us by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2003 and by Deloitte & Touche LLP for the fiscal year ended December 31, 2002.

Fees Paid to Independent Auditors

      The following table presents fees billed and expected to be billed for professional services rendered by Deloitte & Touche LLP, our former independent auditors, and PricewaterhouseCoopers LLP, our current independent auditors, for the audit of the Company’s annual financial statements for fiscal 2003 and fiscal 2002 and fees billed for audit-related services, tax services and all other services rendered for fiscal 2003 and fiscal 2002.

				Audit-Related
Auditor	Year	Audit Fees(1)		Fees	Tax Fees			All Other Fees

Deloitte & Touche LLP	2003	$		$	$			$
	2002
PricewaterhouseCoopers LLP(2)	2003		1,388,000	71,000 (3)		1,402,000	(4)		106,000	(5)

(1)	Audit fees consist of those fees rendered for the audit of our annual consolidated financial statements, review of financial statements included in our quarterly reports and for services normally provided in connection with statutory and regulatory filings or engagements, such as comfort letters or attest services.

(2)	Data is not given for 2002 because PricewaterhouseCoopers LLP was not our principal accountant in 2002.

(3)	Audit-related fees are those fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements but are not reported under “Audit Fees” above. These services represent consultations governing accounting and reporting standards.

(4)	Tax fees consist of those fees billed by the independent auditor’s tax department except those services related to the audit. These services for which we were billed but do not relate to the audit are tax planning, tax compliance, tax advice and transfer pricing services.

(5)	All other fees are those fees billed for permitted services other than the services described above. For 2003, these services relate to consultations regarding the Sarbanes-Oxley Act of 2002.

Audit Committee Pre-Approval Policies and Procedures

      It is the policy of the Audit Committee that the Company’s independent auditor may provide only those services that have been pre-approved by the Audit Committee. Unless a type of service to be provided by the independent auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. The term of any general pre-approval is twelve months from the date of pre-approval, unless the Audit Committee or a related engagement letter specifically provides for a different period. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval. The Audit Committee has delegated its pre-approval authority to Carolyn Katz, the chairwoman of the Audit Committee.

      Requests or applications to provide services that require specific approval by the Audit Committee must be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer, Treasurer or Controller, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.

Appointment of Independent Public Accountants

      The Audit Committee has appointed the firm of PricewaterhouseCoopers LLP as independent public accountants to audit our consolidated financial statements for the fiscal year ending December 31, 2004. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will be available to respond to appropriate questions from stockholders and may make a statement if they so desire.

Audit Committee Report

      No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that we specifically incorporate this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

      The Board of Directors has adopted a written audit committee charter, which is attached as Annex A. In addition, all members of our Audit Committee are independent, as defined in Rule 4200 of the National Association of Securities Dealers’ listing standards.

      The Audit Committee has reviewed and discussed with our management and PricewaterhouseCoopers LLP, our independent auditors, our audited financial statements contained in our annual report on Form 10-K for the fiscal year ended December 31, 2003. The Audit Committee has also discussed with our independent auditors the matters required to be discussed pursuant to Statement on Auditing Standards No. 90, “Communication with Audit Committees.”

      The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with PricewaterhouseCoopers LLP their independence.

      In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of our internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of our internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

      Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our annual report on Form 10-K for 2003 filed with the Securities and Exchange Commission.

The Audit Committee

Carolyn Katz, Chairman
Steven P. Dussek
John W. Risner

OTHER INFORMATION

Cost of Solicitation of Proxies

      We will pay the cost of soliciting proxies. We have hired Georgeson Shareholder Communications, Inc. to help us send out the proxy materials and ask for proxies. Georgeson’s fee for this service is $6,500 plus expenses. In addition to solicitation by mail, we may ask for proxies by telephone, telecopy, via the Internet or in person. We will also arrange with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals, and we will reimburse them for their expenses in doing so. Officers and other of our employees, as yet undesignated, may also request the return of proxies by telephone, telecopy, via the Internet or in person.

Stockholder Proposals

      Proposals by stockholders intended to be presented at the 2005 Annual Meeting must be forwarded in writing and received at our principal executive office at 10700 Parkridge Boulevard, Suite 600, Reston,

Virginia 20191 no later than [November 28], 2004, directed to the attention of our Corporate Secretary, for consideration for inclusion in our proxy statement for that Annual Meeting. Moreover, with respect to any proposal by a stockholder not seeking to have a proposal included in our proxy statement but seeking to have a proposal considered at the 2005 Annual Meeting, if that stockholder fails to notify our Corporate Secretary in the manner set forth above no later than [February 12], 2005, then the persons who are appointed as proxies may exercise their discretionary voting authority with respect to that proposal, if the proposal is considered at the 2005 meeting, even if stockholders have not been advised of the proposal in the proxy statement for the 2005 Annual Meeting. Any proposals submitted by stockholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and Delaware law.

Important

      To assure your representation and a quorum for the transaction of business at the Annual Meeting, we urge you to please complete, sign, date and return the enclosed proxy card promptly or otherwise vote by using the toll-free number or visiting the website listed on the proxy card if you are eligible to do so.

      OUR ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO STOCKHOLDERS WITH THIS PROXY STATEMENT. ADDITIONAL COPIES OF OUR ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE BY: (1) WRITING TO NII HOLDINGS, INC., 10700 PARKRIDGE BOULEVARD, SUITE 600, RESTON, VIRGINIA 20191, ATTENTION: CORPORATE SECRETARY, OR (2) BY CONTACTING OUR INVESTOR RELATIONS DEPARTMENT AT 703-390-5113. THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

ANNEX A

NII HOLDINGS, INC.

AUDIT COMMITTEE CHARTER

      The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, (3) the qualifications, independence and performance of the Company’s independent auditor and (4) the performance of the internal audit function.

      The members of the Audit Committee shall consist of at least three directors all of whom meet the independence and financial literacy requirements for audit committee members set forth in the listing standards of the Nasdaq National Market and applicable law. At least one member of the Audit Committee shall be a “financial expert” as defined by the rules of the Securities and Exchange Commission. Unless a Chairman is elected by the full Board, the members of the Committee may designate a Chairman by majority vote of the full Committee membership. No member of the Committee may receive any compensation from the Company other than directors’ fees.

      The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee may also meet with the Company’s investment bankers or financial analysts who follow the Company.

The Audit Committee shall make regular reports to the Board.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

1.     Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2.     Review and discuss the annual audited financial statements of the Company with management and the independent auditor prior to the filing of the Company’s Form 10-K, including significant issues of accounting and auditing principles and practices, the adequacy of internal controls that could significantly affect the Company’s financial statements and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

3.     Review and discuss analyses prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including the selection, application and disclosure of critical accounting policies and analyses of the effect of alternative assumptions, estimates or methods on the Company’s financial statements.

4.     Review the report from the independent auditor required by Section 10A(k) of the Securities Exchange Act of 1934, as amended.

5.     Review reports by the independent auditor that may be required by GAAS or by any applicable stock exchange or stock market on which the Company’s securities are listed or traded.

6.     Review with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s reviews of the quarterly financial statements.

7.     Discuss generally with management and the independent auditor the earnings press releases of the Company, including any “pro forma” or “adjusted” non-GAAP financial information, as well as financial information and earnings guidance provided to analysts and rating agencies.

8.     Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

9.     Review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

10. Exercise sole authority and responsibility for the appointment, compensation and oversight of the independent auditor in connection with services to be performed by the independent auditor for the Company. The independent auditor shall report directly to the Audit Committee.

11. Pre-approve all audit services and permitted non-audit services to be performed by the independent auditor in accordance with applicable law and the rules and regulations of the Securities and Exchange Commission. The Committee may delegate to one or more designated members of the Committee the authority to grant such pre-approvals provided each such pre-approval is presented to the Committee at its next scheduled meeting.

12. Receive periodic written statements or reports from the independent auditor regarding the auditor’s independence in accordance with Independence Standards Board 1, discuss such statements or reports with the independent auditor, consider whether the provision of non-audit services is compatible with maintaining the auditor’s independence and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

13. Review and evaluate the senior members of the independent auditor’s engagement team, assure the regular rotation of the lead, reviewing and other audit partners as may be required by law and consider whether there should be regular rotation of the audit firm itself.

14. Discuss with the national office of the independent auditor any significant issues on which they were consulted by the Company’s audit engagement team and matters of audit quality and consistency.

15. Receive any report from management regarding (a) the adequacy and effectiveness of accounting and financial controls that could significantly affect the Company’s financial statements, including, without limitation, all significant deficiencies, if any, in the design or operation of the Company’s internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data, and whether the Company’s principal executive officer and principal financial officer have identified for the Company’s independent auditor any material weakness in the Company’s internal controls; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. The Committee may elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable.

16. Review the appointment and replacement of the senior internal auditing executive.

17. Review the status of the significant observations identified by the internal auditing department and the related management responses.

18. Discuss with the internal auditor and the independent auditor the overall scope and plans for their respective audits, including the adequacy of staffing. With respect to the internal auditor, the Committee shall review the internal auditor’s responsibilities, budget and staffing and the scope of the internal audit and any changes thereto.

19. Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company’s subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics, including disclosures of insider and affiliated party transactions.

20. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

21. Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

22. Review with the independent auditor any problems or difficulties the auditor may have encountered in the course of the audit work and any management letter provided by the auditor and the Company’s response to that letter. Such review should include any restrictions on the scope of the auditor’s activities or access to required information and any disagreements with management.

23. Review management’s annual internal control report containing an assessment of the effectiveness of the Company’s internal control structure and procedures for financial reporting and the independent auditor’s attestation to and report on such assessment.

24. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

25. Review potential conflict of interest situations and approve all related party transactions required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

26. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

27. Review with the Company’s General Counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

28. Retain, as the Committee determines in its sole discretion and at the Company’s expense, special legal, accounting or other consultants to advise and assist it in complying with its responsibilities set forth herein.

29. Conduct investigations into any matter brought to the Committee’s attention that is within the authority of the Committee pursuant to this Charter and have full access to all books, records, facilities and personnel of the Company to assist it in such investigations.

30. Meet periodically with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

31. Establish procedures for receiving, retaining and handling complaints regarding the Company’s accounting, internal controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing.

32. Adopt such policies and procedures as the Committee may deem necessary or appropriate to carry out its responsibilities under this Charter.

      This Charter shall not be construed in a manner that imposes upon the Audit Committee a higher standard of care than that imposed upon committees of boards of directors generally, pursuant to applicable law. It is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete or accurate or are in accordance with GAAP. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditor is responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

Approved by the Board of Directors on February 11, 2003.

ANNEX B

AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION

OF

NII HOLDINGS, INC.

      The Restated Certificate of Incorporation is amended by deleting the first paragraph of the Fourth Article thereof (beginning with “The total authorized number of shares. . .” and ending with “. . ., the “Preferred Stock”).”) in its entirety and replacing therewith the following:

The total authorized number of shares of all classes of capital stock which the Corporation has authority to issue is three hundred ten million one (310,000,001) shares, divided into three classes as follows:

Three hundred million (300,000,000) shares of common stock, par value $0.001 per share (the “Common Stock”);

One (1) share of preferred stock, par value $1.00 per share (“Special Director Preferred Stock”); and

      Ten million (10,000,000) shares of preferred stock, par value $0.001 per share (the “Undesignated Preferred Stock”, and, together with the Special Director Preferred Stock, the “Preferred Stock”).

B-1

ANNEX C

2004 INCENTIVE COMPENSATION PLAN

NII HOLDINGS, INC.

2004 Incentive Compensation Plan

Table of Contents

ARTICLE I DEFINITIONS		5
1.01.	Accounting Firm	5
1.02.	Administrator	5
1.03.	Agreement	5
1.04.	Award	5
1.05.	Board	5
1.06.	Change in Control	5
1.07.	Code	6
1.08.	Committee	6
1.09.	Common Stock	6
1.10.	Company	6
1.11.	Control Change Date	6
1.12.	Corresponding SAR	6
1.13.	Dividend Equivalent Right	7
1.14.	Exchange Act	7
1.15.	Fair Market Value	7
1.16.	Incentive Award	7
1.17.	Initial Value	7
1.18.	Option	7
1.19.	Participant	7
1.20.	Performance Criteria	7
1.21.	Performance Shares	8
1.22.	Plan	8
1.23.	SAR	8
1.24.	Stock Award	8
1.25.	Stock Unit	8
1.26.	Subsidiary	8
ARTICLE II PURPOSES		8
ARTICLE III ADMINISTRATION		9
ARTICLE IV ELIGIBILITY		9
ARTICLE V STOCK SUBJECT TO PLAN		10
5.01.	Shares Issued	10
5.02.	Aggregate Limit	10
5.03.	Reallocation of Shares	10

ARTICLE VI OPTIONS		11
6.01.	Award	11
6.02.	Option Price	11
6.03.	Maximum Option Period	11
6.04.	Nontransferability	11
6.05.	Transferable Options	11
6.06.	Employee Status	12
6.07.	Exercise	12
6.08.	Payment	12
6.09.	Change in Control	12
6.10.	Shareholder Rights	12
ARTICLE VII SARS		13
7.01.	Award	13
7.02.	Maximum SAR Period	13
7.03.	Nontransferability	13
7.04.	Transferable SARs	13
7.05.	Exercise	13
7.06.	Change in Control	13
7.07.	Employee Status	14
7.08.	Settlement	14
7.09.	Shareholder Rights	14
ARTICLE VIII STOCK AWARDS		14
8.01.	Award	14
8.02.	Vesting	14
8.03.	Employee Status	14
8.04.	Change in Control	15
8.05.	Shareholder Rights	15
ARTICLE IX PERFORMANCE SHARE AWARDS		15
9.01.	Award	15
9.02.	Earning the Award	15
9.03.	Payment	15
9.04.	Shareholder Rights	16
9.05.	Nontransferability	16
9.06.	Transferable Performance Shares	16
9.07.	Employee Status	16
9.08.	Change in Control	16

ARTICLE X INCENTIVE AWARDS		16
10.01.	Award	16
10.02.	Terms and Conditions	17
10.03.	Payment	17
10.04.	Nontransferability	17
10.05.	Transferable Incentive Awards	17
10.06.	Employee Status	17
10.07.	Change in Control	17
10.08.	Shareholder Rights	18
ARTICLE XI STOCK UNITS		18
11.01.	Award	18
11.02.	Earning the Award	18
11.03.	Payment	18
11.04.	Nontransferability	18
11.05.	Shareholder Rights	18
11.06.	Change in Control	19
ARTICLE XII DIVIDEND EQUIVALENT RIGHTS		19
12.01.	Award	19
12.02.	Payment	19
12.03.	Payment	19
12.04.	Nontransferability	19
12.05.	Shareholder Rights	19
ARTICLE XIII ADJUSTMENT UPON CHANGE IN COMMON STOCK		20
ARTICLE XIV COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES		20
ARTICLE XV GENERAL PROVISIONS		20
15.01.	Effect on Employment and Service	20
15.02.	Unfunded Plan	21
15.03.	Rules of Construction	21
15.04.	Tax Withholding	21
ARTICLE XVI AMENDMENT		21
ARTICLE XVII DURATION OF PLAN		21
ARTICLE XVIII EFFECTIVE DATE OF PLAN		21

ARTICLE I

DEFINITIONS

1.01.     Accounting Firm

      Accounting Firm means the independent accounting firm engaged to audit the Company’s financial statements.

1.02.     Administrator

      Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article III. Notwithstanding the preceding sentence, “Administrator” means the Board on any date on which there is not a Committee.

1.03.     Agreement

      Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award granted to such Participant.

1.04.     Award

      Award means an award of Performance Shares, or a Stock Award, Stock Unit, Incentive Award, Option or SAR granted to a Participant.

1.05.     Board

      Board means the Board of Directors of the Company.

1.06.     Change in Control

      Change in Control means the occurrence of any of the events set forth in any one of the following paragraphs:

(a) The Company is merged or consolidated or reorganized into or with another company or other legal entity, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then outstanding securities of such resulting company or entity immediately after such transaction is held directly or indirectly in the aggregate by the holders of voting securities of the Company immediately prior to such transaction, including voting securities issuable upon the exercise or conversion of options, warrants or other securities or rights; or

(b) The Company sells or otherwise transfers all or substantially all of its assets to another company or other legal entity, and as a result of such sale or other transfer of assets, less than a majority of the combined voting power of the then outstanding securities of such company or other entity immediately after such sale or transfer is held directly or indirectly in the aggregate by the holders of voting securities of the Company immediately prior to such sale or transfer, including voting securities issuable upon exercise or conversion of options, warrants or other securities or rights; or

(c) Individuals who, as of the effective date of the Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or entity other than the Board; or

      (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or

      (e) An acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (“Exchange Act”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares (“Outstanding Company Stock”), or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (“Outstanding Company Voting Securities”), excluding, however, the following: (i) any acquisition directly from the Company other than the acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company or any of its subsidiaries, or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries; or

      (f) Approval by the Board of Directors of the Company of a resolution that a Change in Control has occurred.

      Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the recordholders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

1.07.     Code

      Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.08.     Committee

      Committee means the Compensation Committee of the Board.

1.09.     Common Stock

      Common Stock means the common stock of the Company.

1.10.     Company

      Company means NII Holdings, Inc.

1.11.     Control Change Date

      Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

1.12.     Corresponding SAR

      Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.13.     Dividend Equivalent Right

      Dividend Equivalent Right means the rights granted under Section 12.01 of the Plan.

1.14.     Exchange Act

      Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.

1.15.     Fair Market Value

      Fair Market Value means, on any given date, the reported “closing” price of a share of Common Stock on the NASDAQ National Market System or the Principal Stock Exchange on which the Common Stock is traded, or if the Common Stock was not so traded on such day, then on the next preceding day that the Common Stock was so traded.

1.16.     Incentive Award

      Incentive Award means a cash-denominated Award which, subject to the terms and conditions as may be prescribed by the Administrator, entitles the Participant to receive a payment, in cash or Common Stock, Stock Units or a combination of cash, Common Stock and Stock Units from the Company or a Subsidiary.

1.17.     Initial Value

      Initial Value means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to an SAR granted independently of an Option, the price per share of Common Stock as determined by the Administrator on the date of the grant; provided, however, that the price per share of Common Stock encompassed by the grant if an SAR shall not be less than Fair Market Value on the date of grant. Except for an adjustment authorized under Article XII, the Initial Value may not be reduced (by amendment or cancellation of the sale or otherwise) after the date of grant.

1.18.     Option

      Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement, which is not intended to comply with Code Section 422.

1.19.     Participant

      Participant means an employee of the Company or a Subsidiary, a member of the Board or the board of directors of a Subsidiary or any consultant or advisor to the Company or a Subsidiary who satisfies the requirements of Article IV and is selected by the Administrator to receive an Award.

1.20.     Performance Criteria

      Performance Criteria means one or more of (a) cash flow and/or free cash flow (before or after dividends), (b) earnings per share as defined by the Company, (c) EBITDA (as defined by the Company), (d) the price of Common Stock, (e) return on equity, (f) total shareholder return, (g) return on capital (including return on total capital or return on invested capital), (h) return on assets or net assets, (i) market capitalization, (j) total enterprise value (market capitalization plus debt), (k) economic value added (or equivalent metric), (l) debt leverage (debt to capital), (m) revenue, (n) income (including net income, operating income, pre or after-tax income or income from continuing operations), (o) operating profit or net operating profit, (p) operating margin or profit margin, (q) return on operating revenue, (r) cash from operations, (s) operating ratio, (t) cash flow per share, (u) market share (v) subscriber growth (on a gross or net basis), (w) churn, (x) capital expenditures, and (y) expense levels. Measurement of Performance Criteria against goals excludes the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by Generally Accepted Accounting Principles and as identified in the financial statements or Management’s

Discussion and Analysis in the Annual Report. Performance Criteria may be established on a Company-wide basis, with respect to one or more business units, divisions or subsidiaries; and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

1.21.     Performance Shares

      Performance Shares means an Award, in the amount determined by the Administrator and specified in an Agreement, stated with reference to a specified number of shares of Common Stock or Stock Units, that entitles the holder to receive a payment for each specified share equal to the Fair Market Value of Common Stock on the date of payment.

1.22.     Plan

      Plan means the NII Holdings, Inc. 2004 Incentive Compensation Plan.

1.23.     SAR

      SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.24.     Stock Award

      Stock Award means Common Stock or Stock Units awarded to a Participant under Article VIII, including shares issued in settlement of benefit obligations under the Company’s incentive compensation or deferral plan or any successor thereto.

1.25.     Stock Unit

      Stock Unit means an Award, in the amount determined by the Administrator and specified in an Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive a payment for each Stock Unit equal to the Fair Market Value of a share of Common Stock on the date of payment. Each Stock Unit Award shall be adjusted (from the date of grant to the date of payment), to reflect the payment of dividends on the comparable number of shares of Common Stock and the adjustment shall be in the form of additional Stock Units as if such dividends had been invested in Common Stock on the dividend payment date.

1.26.     Subsidiary

      Subsidiary means a corporation, partnership, joint venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest that represents, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock or other ownership or equity interest units issued by such corporation, partnership, joint venture, unincorporated association or other entity.

ARTICLE II

PURPOSES

      The Plan is intended to assist the Company and its Subsidiaries in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Subsidiaries and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the grant of Options, SARs, Stock Awards, Stock Units, Incentive Awards and Performance Shares. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

ARTICLE III

ADMINISTRATION

      The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Awards, upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate; provided, however, that for 2004 no Awards may be made covering an aggregate number of shares of Common Stock in excess of                               . Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award, Stock Unit, Incentive Award or an award of Performance Shares, including by way of example and not of limitation, requirements that the Participant complete a specified period of employment or service with the Company or a Subsidiary, requirements that the Company achieve a specified level of financial performance or that the Company achieve a specified level of financial return. Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or both, or the time at which an award of Performance Shares, Stock Unit or Incentive Award may be settled. In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award. All expenses of administering this Plan shall be borne by the Company, a Subsidiary or a combination thereof.

      The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.

      Any other provision of this Plan to the contrary notwithstanding, the Committee may, in its discretion, specify that grants and Awards to any United States national who is employed by the Company or provides services to the Company or a Subsidiary outside of the United States, or to any foreign national who is employed by the Company or provides services to the Company or a Subsidiary, can be made on such terms and conditions that are different from those specified in the Plan and which, in the judgment of the Committee, are necessary and desirable to further the purposes of the Plan; other than with respect to (i) the applicable individual limitation on grants and awards set forth in Plan sections 6.01, 7.01, 8.01, 9.01 and 10.01; and (ii) the criteria for establishing the Option price described in Plan section 6.02 or SAR Initial Value.

ARTICLE IV

ELIGIBILITY

      Any employee of the Company, any member of the Board, any employee or director of a Subsidiary (including a corporation that becomes a Subsidiary after the adoption of this Plan) or any consultant or advisor to the Company or a Subsidiary is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed or can be expected to contribute to the profits or growth of the Company or a Subsidiary.

ARTICLE V

STOCK SUBJECT TO PLAN

5.01.     Shares Issued

      Upon the Award of shares of Common Stock pursuant to a Stock Award or in settlement of an Award of Performance Shares, Stock Units or Incentive Award, the Company may issue shares of Common Stock from its authorized but unissued Common Stock. Upon the exercise of any Option or SAR the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

5.02.     Aggregate Limit

      (a) The maximum aggregate number of shares of Common Stock that may be issued under this Plan, pursuant to the exercise of SARs and Options, the grant of Stock Awards and the settlement of Performance Shares, Stock Units and Incentive Awards is                               shares plus any shares of Common Stock remaining available for grant under the NII Holdings, Inc. 2002 Management Incentive Plan (the Prior Plan) on the effective date of the Plan. The maximum aggregate number of shares that may be issued under this Plan shall be subject to adjustment as provided in Article XII.

      (b) With respect to grants of SARs and Options, the maximum aggregate number of shares shall be reduced by one share of Common Stock for each share of Common Stock issued pursuant to such grants. With respect to all other Awards made under the Plan, the maximum aggregate number of shares shall be reduced by one and one-half shares of Common Stock for each share of Common Stock issued under such Awards.

      (c) Any Awards that are substituted pursuant to Article XIII shall not reduce the shares of Common Stock authorized for issuance under the Plan or authorized for grant to a Participant in any calendar year. In the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the maximum aggregate number of shares of Common Stock authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or any Subsidiary prior to such acquisition or combination.

      (d) Awards made as a material inducement to a person becoming an employee of the Company or any Subsidiary, including new employees in connection with a merger or acquisition, or a former employee being rehired as an employee following a bona fide period of interruption of employment, shall not reduce the maximum aggregate number of shares of Common Stock authorized for issuance under the Plan if the Committee determines to not grant such Awards under the Plan.

      (e) Shares of Common Stock issued pursuant to elective deferred compensation accounts that are credited as deferred Stock Units shall not reduce the maximum aggregate number of shares of Common Stock authorized for issuance under the Plan.

5.03.     Reallocation of Shares

      (a) If any shares of Common Stock subject to an Award or to an award under the Prior Plan are forfeited, expire or otherwise terminate without the issuance of shares of Common Stock or any Award under the Prior Plan is settled for cash or otherwise does not result in the issuance of all or a portion of the shares of Common Stock subject to such Award or award under the Prior Plan, the shares of Common Stock shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to paragraph (d) below.

      (b) If shares of Common Stock are surrendered either actually or by attestation or withheld (i) pursuant to the exercise of an Option or other Award under the Plan or award under the Prior Plan or (ii) in satisfaction of tax withholding requirements with respect to Awards under the Plan or awards under the Prior Plan, the number of shares surrendered or withheld may be reallocated to other Awards to be granted under this Plan.

      (c) Shares of Common Stock reacquired by the Company on the open market using cash acquired pursuant to the exercise of an Option shall be available for Awards under the Plan. Cash proceeds include payment of the Option price and the value of the Company’s tax deduction on the Option gain. The increase in shares of Common Stock available pursuant to the repurchase of shares of Common Stock with such proceeds shall not be greater than the amount of such proceeds divided by the Fair Market Value of a share of Common Stock on the date of exercise of the Option giving rise to such Option proceeds.

      (d) Any shares of Common Stock that are reallocated pursuant to this Section 5.03, shall increase the maximum aggregate number of shares available for issuance under the Plan by one share of Common Stock if such shares were subject to Options or SARs granted under the Plan and as one and on-half shares of Common Stock if such shares were subject to Awards other than Options or SARs granted under the Plan.

ARTICLE VI

OPTIONS

6.01.     Award

      In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by each such Award; provided, however that no Participant may be granted Options in any calendar year covering more than 1,000,000 shares of Common Stock.

6.02.     Option Price

      The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted. Except for an adjustment authorized under Article XII, the Option price may not be reduced (by amendment or cancellation of the Option or otherwise) after the date of grant.

6.03.     Maximum Option Period

      The maximum period in which an Option may be exercised shall be ten years from the date such Option was granted. The terms of any Option may provide that it has a term that is less than such maximum period.

6.04.     Nontransferability

      Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05.     Transferable Options

      Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Option transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.06.     Employee Status

      In the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.07.     Exercise

      Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.08.     Payment

      Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Administrator or to the extent permitted under the Agreement, by a cashless exercise through a securities broker. Subject to rules established by the Administrator, payment of all or part of the Option price may be made with shares of Common Stock which have been owned by the Participant for at least six months and which have not been used for another Option exercise during the prior six months. If Common Stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

6.09.     Change in Control

      Section 6.07 to the contrary notwithstanding, unless an outstanding Option is assumed, replaced or converted to an equivalent award by the continuing entity, each outstanding Option shall be fully exercisable (in whole or in part at the discretion of the holder) upon a Change in Control. Any such replacement Awards shall be fully exercisable, vested or earned if the Participant is terminated within twenty-four months of a Change in Control in a circumstance that requires the payment of severance under the NII Holdings, Inc. Change of Control Protection Plan or the NII Holdings, Inc. Severance Policy or any successors or substitutes for such plans. An Option that becomes exercisable pursuant to this Section 6.09 shall remain exercisable thereafter in accordance with the terms of the Agreement.

6.10.     Shareholder Rights

      No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

ARTICLE VII

SARS

7.01.     Award

      In accordance with the provisions of Article IV, the Administrator will designate each individual to whom SARs are to be granted and will specify the number of shares covered by each such Award; provided, however, no Participant may be granted SARs in any calendar year covering more than 1,000,000 shares of Common Stock. For purposes of the foregoing limit, an Option and Corresponding SAR shall be treated as a single Award.

7.02.     Maximum SAR Period

      The maximum period in which an SAR may be exercised shall be ten years from the date such SAR was granted. The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03.     Nontransferability

      Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04.     Transferable SARs

      Section 7.03 to the contrary notwithstanding, if the Agreement provides, an SAR, may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an SAR transferred pursuant to this Section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution. In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

7.05.     Exercise

      Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06.     Change in Control

      Section 7.05 to the contrary notwithstanding, unless the outstanding SAR is assumed, converted or replaced with an equivalent award by the continuing entity, each outstanding SAR shall be fully exercisable (in whole or in part at the discretion of the holder) upon a Change in Control. Any such replacement Awards shall be fully exercisable, vested or earned if the Participant is terminated within twenty-four months of a Change in Control in a circumstance that requires the payment of severance under the NII Holdings, Inc.

Change of Control Protection Plan or the NII Holdings, Inc. Severance Policy or any successors or substitutes for such plans. An SAR that becomes exercisable pursuant to this Section 7.06 shall remain exercisable thereafter in accordance with the terms of the Agreement.

7.07.     Employee Status

      If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.08.     Settlement

      At the Administrator’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.09.     Shareholder Rights

      No Participant shall, as a result of receiving an SAR, have any rights as a shareholder of the Company until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

ARTICLE VIII

STOCK AWARDS

8.01.     Award

      In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by each such Award; provided, however, that no Participant may receive Stock Awards in any calendar year for more than 500,000 shares of Common Stock.

8.02.     Vesting

      The Administrator, on the date of the Award, may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. The restrictions set forth in the Agreement must include a period of restriction for at least three years; provided, however, that such restrictions shall not apply in the case of a Stock Award granted in connection with the settlement of Performance Shares, Stock Awards or an Incentive Award or in the case of a substitute Award pursuant to Article XIII or in settlement of benefit obligations under the Company’s incentive compensation or deferral plans. By way of example and not of limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant separates from the service of the Company and its Subsidiaries before the expiration of a stated period. The Administrator, in its discretion, may waive the requirements for vesting or transferability for all or part of the shares subject to a Stock Award in connection with a Participant’s termination of employment or service.

8.03.     Employee Status

      In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or service, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

8.04.     Change in Control

      Sections 8.02 and 8.03 to the contrary notwithstanding, unless an outstanding Stock Award is assumed, replaced or converted to an equivalent award by the continuing entity, each outstanding Stock Award shall be transferable and nonforfeitable upon a Change in Control. Any such replacement Awards shall be fully exercisable, vested or earned if the Participant is terminated within twenty-four months of a Change in Control in a circumstance that requires the payment of severance under the NII Holdings, Inc. Change of Control Protection Plan or the NII Holdings, Inc. Severance Policy or any successors or substitutes for such plan..

8.05.     Shareholder Rights

      Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), a Participant will have all the rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

ARTICLE IX

PERFORMANCE SHARE AWARDS

9.01.     Award

      In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Award of Performance Shares is to be made and will specify the number of shares of Common Stock covered by each such Award; provided, however, that no Participant may receive an Award of Performance Shares in any calendar year for more than 500,000 shares of Common Stock.

9.02.     Earning the Award

      The Administrator, on the date of the grant of an Award, shall prescribe that the Performance Shares, or a portion thereof, will be earned, and the Participant will be entitled to receive payment pursuant to the Award of Performance Shares, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Administrator and set forth in the Agreement. The restrictions set forth in the Agreement must include the attainment of performance objectives, including performance objectives stated with reference to Performance Criteria; provided, however, that such restrictions shall not apply in the case of a Stock Award granted in connection with the settlement of Performance Shares, Stock Awards or an Incentive Award or in the case of a substitute Award pursuant to Article XIII. By way of example and not of limitation, the performance objectives or other criteria may provide that the Performance Shares will be earned only if the Participant remains in the employ or service of the Company or a Subsidiary for a stated period and that the Company, a Subsidiary, the Company and its Subsidiaries or the Participant achieve stated objectives. Notwithstanding the preceding sentences of this Section 9.02, the Administrator, in its discretion, may reduce the duration of the performance period and may adjust the performance objectives for outstanding Performance Shares in connection with a Participant’s termination of employment or service.

9.03.     Payment

      In the discretion of the Administrator, the amount payable when an Award of Performance Shares is earned may be settled in cash, by the issuance of Common Stock, grant of Stock Units or a combination of cash, Common Stock and/or Stock Units. A fractional share shall not be deliverable when an Award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

9.04.     Shareholder Rights

      No Participant shall, as a result of receiving an Award of Performance Shares, have any rights as a shareholder until and to the extent that the Award of Performance Shares is earned and settled by the issuance of Common Stock. After an Award of Performance Shares is earned, if settled completely or partially in Common Stock, a Participant will have all the rights of a shareholder with respect to such Common Stock.

9.05.     Nontransferability

      Except as provided in Section 9.06, Performance Shares granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Shares shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

9.06.     Transferable Performance Shares

      Section 9.05 to the contrary notwithstanding, if the Agreement provides, an Award of Performance Shares may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of Performance Shares transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Performance Shares during the period that they were held by the Participant; provided, however that such transferee may not transfer Performance Shares except by will or the laws of descent and distribution.

9.07.     Employee Status

      In the event that the terms of any Performance Share Award provide that no payment will be made unless the Participant completes a stated period of employment or service, the Administrator may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

9.08.     Change in Control

      Section 9.02 to the contrary notwithstanding, upon a Change in Control, unless an outstanding Performance Share Award is assumed, replaced or converted to an equivalent award by the continuing entity, each outstanding Performance Share Award shall be earned pro-rata based on the fraction (using nearest whole months) of the performance period that has elapsed from the beginning of the performance period until the Control Change Date. Any such replacement Awards shall be fully exercisable, vested or earned if the Participant is terminated within twenty-four months of a Change in Control in a circumstance that requires the payment of severance under the NII Holdings, Inc. Change of Control Protection Plan or the NII Holdings, Inc. Severance Policy or any successors or substitutes for such plans.. The amount payable for Performance Shares that are earned pursuant to this Section 9.08 shall be settled in cash or Common Stock or a combination of cash and Common Stock as determined by the Administrator in its discretion on the first day following the Control Change Date.

ARTICLE X

INCENTIVE AWARDS

10.01.     Award

      The Administrator shall designate Participants to whom Incentive Awards are made. All Incentive Awards shall be finally determined exclusively by the Administrator under the procedures established by the

Administrator. With respect to an Incentive Award based on a performance period of one year, no Participant may receive an Incentive Award payment in any calendar year that exceeds $2,000,000. With respect to an Incentive Award based on a performance period of more than one year, no Participant may receive an Incentive Award payment in any calendar year that exceeds the product of (i) $200,000 and (ii) the number of months in the performance period.

10.02.     Terms and Conditions

      The Administrator, at the time an Incentive Award is made, shall specify the terms and conditions which govern the Award. Such terms and conditions shall prescribe that the Incentive Award shall be earned only upon, and to the extent that, performance objectives are satisfied during a performance period of at least one year but no more than five years after the grant of the Incentive Award. The restrictions set forth in the Agreement must include the attainment of performance objectives, including performance objectives stated with reference to Performance Criteria. By way of example and not of limitation, the performance objectives may provide that the Incentive Award will be earned only if the Company, a Subsidiary or the Company and its Subsidiaries or the Participant achieve stated objectives, including objectives stated with reference to Performance Criteria. The Administrator, at the time an Incentive Award is made, shall also specify when amounts shall be payable under the Incentive Award and whether amounts shall be payable in the event of the Participant’s death, disability, or retirement.

10.03.     Payment

      In the discretion of the Administrator, the Award payable when an Incentive Award is earned, may be settled in cash, by the issuance of Common Stock, grant of Stock Units, or a combination of cash, Common Stock and/or Stock Units.

10.04.     Nontransferability

      Except as provided in Section 10.05, Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

10.05.     Transferable Incentive Awards

      Section 10.04 to the contrary notwithstanding, if provided in an Agreement, an Incentive Award may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or to a partnership in which such family members are the only partners, on such terms and conditions as may be permitted by Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of an Incentive Award transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Incentive Award except by will or the laws of descent and distribution.

10.06.     Employee Status

      If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

10.07.     Change in Control

      Section 10.02 to the contrary notwithstanding, unless an outstanding Incentive Award is assumed, replaced or converted to an equivalent award by the continuing entity, upon a Change in Control, each outstanding Incentive Award shall be earned pro-rata based on the fraction (using nearest whole months) of the performance period that has elapsed from the beginning of the performance period until the Control

Change Date. Any such replacement Awards shall be fully exercisable, vested or earned if the Participant is terminated within twenty-four months of a Change in Control in a circumstance that requires the payment of severance under the NII Holdings, Inc. Change of Control Protection Plan or the NII Holdings, Inc. Severance Policy or any successors or substitutes for such plans.

10.08.     Shareholder Rights

      No Participant shall, as a result of receiving an Incentive Award, have any rights as to shareholder of the Company or any Subsidiary on account of such Award until, and except to the extent that, the Incentive Award is earned and settled in shares of Common Stock.

ARTICLE XI

STOCK UNITS

11.01.     Award

      In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Award of Stock Units is to be made and will specify the number of Stock Units covered by such Awards; provided, however, that no Participant may be awarded Stock Units for more than 500,000 shares of Common Stock in any calendar year.

11.02.     Earning the Award

      The Administrator, on the date of grant of the Award, may prescribe that the Stock Units or a portion thereof, will be earned only upon, and the Participant will be entitled to receive a payment pursuant to the Award of Stock Units, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Administrator and set forth in the Agreement. The restrictions set forth in the Agreement must include a period of restriction of at least three years or the attainment of performance objectives, including performance objectives stated with reference to Performance Criteria; provided, however, that such restrictions shall not apply in the case of a Stock Unit granted in connection with the Settlement of Performance Shares, Stock Awards or an Incentive Award or in the case of a Substitute Award pursuant to Article XIII. By way of example and not of limitation, the Performance Criteria or other criteria may provide that the Stock Units will be earned only if the Participant remains in the employ or service of the Company or a Subsidiary for a stated period or that the Company, a Subsidiary, the Company and its Subsidiaries or the Participant achieve stated objectives including performance objectives stated with reference to Performance Criteria. Notwithstanding the preceding sentences of this Section 11.02, the Administrator, in its discretion, may reduce the duration of the performance period and may adjust the performance objectives for outstanding Stock Units in connection with a Participant’s termination of employment or service.

11.03.     Payment

      In accordance with the Agreement, the amount payable when an award of Stock Units is earned may be settled in cash, Common Stock or a combination of cash and Common Stock. A fractional share shall not be deliverable when an Award of Stock Units is earned, but a cash payment will be made in lieu thereof.

11.04.     Nontransferability

      A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of a Stock Unit Award other than by will or the laws of descent and distribution. The limitations set forth in the preceding sentence shall not apply to Common Stock issued as payment pursuant to a Stock Unit Award.

11.05.     Shareholder Rights

      No Participant shall, as a result of receiving a Stock Unit Award, have any rights as a shareholder of the Company or Subsidiary until and to the extent that the Stock Units are earned and settled in shares of

Common Stock. After Stock Units are earned and settled in shares of Common Stock, a Participant will have all the rights of a shareholder with respect to such shares.

11.06.     Change in Control

      Section 11.02 to the contrary notwithstanding, unless an outstanding Stock Unit is assumed, replaced or converted to an equivalent award by the continuing entity, each Stock Unit shall be earned in its entirety as of a Control Change Date without regard to whether any Performance Criteria or other condition to which the award is subject have been met. Any such replacement Awards shall be fully exercisable, vested or earned if the Participant is terminated within twenty-four months of a Change in Control in a circumstance that requires the payment of severance under the NII Holdings, Inc. Change of Control Protection Plan or the NII Holdings, Inc. Severance Policy or any successors or substitutes for such plans.

ARTICLE XII

DIVIDEND EQUIVALENT RIGHTS

12.01.     Award

      If provided in an Agreement, any Option, SAR or Stock Award granted hereunder will accrue Dividend Equivalent Rights on such dates as dividends are declared and actually paid to shareholders of the Company following the grant of such Option, SAR or Stock Award. The amount of the Dividend Equivalent Right shall be based on the number of shares of Common Stock subject to the Option, SAR or Stock Award granted to the Participant.

12.02.     Payment

      Upon exercise of the Option or SAR, the vesting of a Stock Award, the amount of accrued Dividend Equivalent Rights may be settled in cash, Common Stock or a combination of cash and Common Stock. A fractional share shall not be deliverable when accrued Dividend Equivalent Rights are settled, but a cash payment will be made in lieu thereof.

12.03.     Payment

      In accordance with the Agreement, the amount payable when an award of Dividend Equivalent Rights is earned may be settled in cash, Common Stock or a combination of cash and Common Stock. A fractional share shall not be deliverable when an Award of Dividend Equivalent Rights is earned, but a cash payment will be made in lieu thereof.

12.04.     Nontransferability

      A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of earned Dividend Equivalent Rights other than by will or the laws of descent and distribution. The limitations set forth in the preceding sentence shall not apply to Common Stock issued as payment pursuant to a Dividend Equivalent Rights.

12.05.     Shareholder Rights

      No Participant shall, as a result of receiving Dividend Equivalent Rights, have any rights as a shareholder of the Company or Subsidiary until and to the extent that the Dividend Equivalent Rights are earned and settled in shares of Common Stock. After Dividend Equivalent Rights are earned and settled in shares of Common Stock, a Participant will have all the rights of a shareholder with respect to such shares.

ARTICLE XIII

ADJUSTMENT UPON CHANGE IN COMMON STOCK

      The maximum number of shares as to which Awards may be granted under this Plan; and the terms of outstanding Awards; and the per individual limitations on the number of shares of Common Stock for which Awards may be granted shall be adjusted as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies, (b) there occurs any other event which, in the judgment of the Committee necessitates such action. Any determination made under this Article XIII by the Committee shall be final and conclusive.

      The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Awards may be granted, the per individual limitations on the number of shares of Common Stock for which Awards may be granted or the terms of outstanding Awards.

      The Committee may make Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or a Subsidiary in connection with a transaction or event described in the first paragraph of this Article XIII. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Awards shall be as the Committee, in its discretion, determines is appropriate.

ARTICLE XIV

COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

      No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted, a Performance Share, Incentive Award or Stock Unit is settled or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award, Stock Unit or Performance Share shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE XV

GENERAL PROVISIONS

15.01.     Effect on Employment and Service

      Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual any right to continue in the employ or service of the Company or a Subsidiary or in any way affect any right or power of the Company or a Subsidiary to terminate the employment or service of any individual at any time with or without assigning a reason therefore.

15.02.     Unfunded Plan

      The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

15.03.     Rules of Construction

      Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

15.04.     Tax Withholding

      Each Participant shall be responsible for satisfying any income and employment tax withholding obligation attributable to participation in this Plan. In accordance with procedures established by the Administrator, a Participant may surrender shares of Common Stock, or receive fewer shares of Common Stock than otherwise would be issuable, in satisfaction of all or part of that obligation.

ARTICLE XVI

AMENDMENT

      The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan (other than an adjustment pursuant to Article XIII) or (ii) the amendment changes the class of individuals eligible to become Participants. No amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Award outstanding at the time such amendment is made.

ARTICLE XVII

DURATION OF PLAN

      No Award may be granted under this Plan more than ten years after the earlier of the date the Plan is adopted by the Board or the date that the Plan is approved in accordance with Article XVIII. Awards granted before that date shall remain valid in accordance with their terms.

ARTICLE XVIII

EFFECTIVE DATE OF PLAN

      Options, SARs, Incentive Award, Stock Units and Performance Shares may be granted under this Plan upon its adoption by the Board, provided that no Option, SAR, Incentive Award, Stock Units or Performance Shares shall be effective or exercisable unless this Plan is approved by a majority of the votes cast by the Company’s shareholders, voting either in person or by proxy, at a duly held shareholders’ meeting at which a quorum is present or by unanimous consent. Stock Awards may be granted under this Plan, upon the later of its adoption by the Board or its approval by shareholders in accordance with the preceding sentence.

NII HOLDINGS, INC.

March 29, 2004

Dear Stockholder:

     Please take note of the important information enclosed with this Proxy. There are issues related to the management and operation of the Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

     Your vote counts, and you are strongly encouraged to exercise your right to vote your shares. You may vote by mail, by telephone or over the Internet. If you would like to vote by mail, please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return it in the enclosed postage paid envelope. If you would like to vote by telephone or over the Internet, please follow the steps set forth on the proxy card. Your vote must be received prior to the Annual Meeting of Stockholders, April 28, 2004.

     Thank you in advance for your prompt consideration of these matters.

Sincerely,

Steven M. Shindler
Chief Executive Officer and
Chairman of the Board of Directors

DETACH HERE

NII HOLDINGS, INC.

This Proxy is Solicited on Behalf of the Board of Directors.

     The undersigned hereby appoints Steven M. Shindler, Robert J. Gilker, Lo van Gemert and Byron R. Siliezar, and each or any of them, proxies for the undersigned, with power of substitution, to vote all the shares of common stock of NII Holdings, Inc. held of record by the undersigned on March 25, 2004, at the Annual Meeting of Stockholders of NII Holdings, Inc. to be held at 10:00 a.m. on April 28, 2004, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Annual Meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL I AND FOR PROPOSALS II AND III.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

(continued, and to be DATED and SIGNED on reverse side)

NII HOLDINGS, INC.
[C/O EQUISERVE TRUST COMPANY, N.A.
P. O. BOX 8694
EDISON, NJ 08818-8694]

Voter Control Number

Your vote is important. Please vote immediately.

Vote-by-Internet

1.   Log on to the Internet and go to

2.   Enter your Voter Control Number listed above and follow the easy steps outlined on the secured website.

OR

Vote-by Telephone

1.   Call toll free

2.   Enter your Voter Control Number listed above and follow the easy recorded instructions.

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

NII HOLDINGS, INC.

Please mark your votes as indicated in this example  ☑

COMMON STOCK

ITEM 1. ELECTION OF DIRECTORS

Nominees:
FOR all nominees	WITHHOLD	(01) Steven P. Dussek
listed at right	AUTHORITY	(02) Steven M. Shindler
except as marked to	to vote for all
the contrary	nominees listed at right	INSTRUCTIONS: To
withhold authority to
☐	☐	vote for any individual
nominee, write each
such nominee’s name in
the following space:

ITEM 2. APPROVAL OF AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION

FOR	AGAINST	ABSTAIN
☐	☐	☐

ITEM 3. APPROVAL OF THE 2004 INCENTIVE PLAN

FOR	AGAINST	ABSTAIN
☐	☐	☐

CONTROL
NUMBER:

RECORD DATE
SHARES:

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature(s)                                Signature(s)                                 Date

     Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title of such. If a corporation, please sign in corporation’s name by President or other authorized officer. If a partnership, please sign in partnership’s name by authorized person.